UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2017

Date of reporting period: January 31, 2017

Item 1.	Reports to Stockholders.

ANNUAL REPORT

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2017

Burkenroad Small Cap Fund

Diversified Income Fund

Diversified International Fund

Dynamic Asset Allocation Fund

International Small Cap Fund

Louisiana Tax-Free Income Fund

Microcap Fund

Mississippi Tax-Free Income Fund

Quantitative Long/Short Fund

U.S. Small Cap Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2017

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

2016 and the beginning of 2017 brought about many changes for the Hancock Horizon Funds. In an effort to reduce the overall cost to our shareholders, we made several strategic changes to our fund family. These changes were effective on May 31, 2016.

•	Removed all sales loads

•	Eliminated contingent deferred sales charges (CDSCs)

•	Converted Class A Shares to Investor Class Shares

•	Lowered the management fee on the Hancock Horizon Core Bond and Diversified International Funds

•	Introduced a tiered fee schedule to all funds in the fund family

•	Launched an Institutional Class Share for the Hancock Horizon Burkenroad Small Cap Fund

Spotlight on the Burkenroad Small Cap Fund

On December 31, 2016, the Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares celebrated its 15-year anniversary with a #1 Lipper ranking among 268 small cap core funds based on total returns for that 15-year time period. As of January 31, 2017, the Burkenroad Small Cap Fund had grown to assets of over $780 million and had an overall 4-star Morningstar rating among 625 small cap blend funds. As mentioned above, we introduced the Hancock Horizon Burkenroad Institutional Class Shares in May, and it offers a competitive expense ratio of 1.10%.

New Direction and New Focus

In 2016/2017, four of our original mutual funds were closed or reorganized. In October, we closed the

Hancock Horizon Government Money Market Fund due to the challenging investment environment and changing regulatory atmosphere. We followed this Fund closure with the reorganization of the Hancock Horizon Value, Growth and Core Bond Funds at the end of January 2017.

We made the tough decision to reorganize these Hancock Horizon Funds because of the ongoing and increasing downward pressure on fees and the growing popularity of low-cost exchange traded funds (ETFs), in these respective asset classes. This environment makes it very difficult for fund companies of our size to remain competitive in these investment styles. We believe the shareholders of these targeted funds will be served well by the acquiring funds because of their established and larger size with competitive expense structures and performance track record. The reorganization of these Funds was completed on January 27, 2017.

As the Hancock Horizon Funds look to the future, we plan to focus on our more niche investment styles that we believe we can provide superior investment management skills and performance. We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren

Chief Investment Officer

January 31, 2017

Disclosures

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Mutual fund investing involves risk including loss of principal. There is no guarantee the Funds will meet their stated objectives. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index. This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as investment research. With short sales, you risk paying more for a security than you received from its sale.

Smaller companies typically exhibit higher volatility. Products of companies in which Funds invest may be subject to severe competition and rapid obsolescence.

Lipper Small Cap Core Index — Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares were ranked by Lipper on the basis of total returns in the Small-Cap Core category for 1, 5, 10 and 15 year time periods ending December 31, 2016. The Fund ranked 370 out of 874 for 1 year, 277 out of 640 for 5 years, 15 out of 448 for 10 years and 1 out of 268 for 15 years. Other shares classes may be available with different investment minimums and rankings. Past performance is no guarantee of future results. For periods ending January 31, 2017, the Investor Class Shares ranked 636 out of 877 for 1 year, 269 out of 641 for 5 years, 15 out of 448 for 10 years and 2 out of 269 for 15 years. Class D Shares ranked 655 out of 877 for 1 year, 307 out of 641 for 5 years, 18 out of 448 for 10 years and 3 out of 269 for 15 years based on total returns. Past performance is not guarantee of future results.

About Morningstar

The Morningstar RatingTM for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three- year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods. As of January 31, 2017, the Hancock Horizon Burkenroad Small Cap Fund received an overall Morningstar Rating of 4 stars for Investor and Institutional Class Shares. The Hancock Horizon Burkenroad Small Cap Fund was rated against 625 Small Blend Funds over a three year period, 536 over a five-year period, and 366 over a 10 year period and received 3, 3 and 5 stars, respectively, for the Investor and Institutional Class Shares. Other share classes may have different investment minimums and rankings.

© 2017 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Annualized Performance through December 31, 2016: 21.41% (one year), 14.18% (five year) and 9.83% (ten year) 11.77% (since inception) for the Investor Class Shares; 21.11% (one year), 13.89% (five year) and 9.56% (ten year) 11.52% (since inception) for Class D Shares; 16.42% (since inception 5/31/2016) cumulative return for the Institutional Class Shares.

The gross expense ratio for Investor Class Shares is 1.35%, Class D Shares is 1.60%, and Institutional Class Shares is 1.10%.

The performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so than an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Economic Overview and Investment Outlook

2016 Review

My usual first step in writing a ‘’year in review / outlook’’ article is to review not only my previous year’s article but those written by others as a means to refresh my memory of the pressing issues entering the past year. After this refresher, to call 2016 a year of surprises would be understated. Of course every year is full of surprises, but in terms of political and economic change 2016 was striking. Absent from any 2016 outlook pieces I reviewed, including my own, was a Donald Trump victory, a Republican sweep of Congress, and a significant stock market rally that followed. Not only were those results unforeseeable in January 2016 — heck, they surprised many on November 9, 2016 and the six weeks to follow.

2016 displayed that the media and many “experts” continually missed the populist, anti-establishment movement underway not only in the United States but across the globe. Most “experts” often rely on polling data as a source of predicting outcomes. Yet, last year also revealed that the polling industry is one of the few industries that has regressed as a result of technology. The prediction business has always been difficult and that doesn’t appear to be changing. As the old adage goes, “predictions are hard, especially about the future.”

The U.S. stock market experienced a great last 12 months as most major market averages advanced double digits. For the 12-month period ended January 31, 2017, the S&P 500 advanced 20.04% and the Russell 2000 Index, an indicator for small caps, advanced an impressive 33.53%. It really seems hard to believe we finished with double digit gains when in the first six weeks of 2016, the S&P 500 was down -10.27% and the Russell 2000 down -15.93%. What an amazing turnaround! Additionally, a large part of the market’s full year advance can be attributed to the rally that occurred post-election. From November 9th to January 31, 2017, the S&P 500 was up 6.97% and the Russell 2000 was up a staggering 14.29%. Also noteworthy, unlike 2015 when a handful of stocks were responsible for most of the market’s advance and the average stock floundered, 2016 experienced significantly better market breadth. The average stock in the S&P 500 as measured by the S&P 500 Equal Weight Index outpaced the cap weighted S&P 500 index by nearly 4%.

International markets underperformed U.S. stocks in part due to the currency headwinds caused by the rising dollar. The MSCI ACWI ex U.S. Index, a benchmark of international stocks, was up 16.09% for the year ended January 31, 2017. The bond market saw rates rise across all maturities. Much like 2015, the Fed waited until the last meeting of the year to tighten, raising the Fed Funds rate 0.25%. Yields on the 10-year US Treasury experienced a fair amount of volatility during the year. The U.S. bellwether bond began 2016 with a yield of 2.3%; hit an all-time low yield shortly after the Brexit vote of 1.35%; bounced significantly to a two year high of 2.6% in late December; and closed the year near 2.5%.

2017 Outlook

Looking forward, campaign policy priorities that become legislative realities should impact market expectations in the beginning of 2017. The campaign trail revealed many versions of Donald Trump. Which one will emerge? Trump the tax cutter and deregulator? Or Trump the protectionist and ‘King of Debt’? Based on the market reaction following the election, it appears the market believes tax reform

January 31, 2017

and a kinder approach to regulation will be more likely in the first 100 days. The Republican Congress will want to balance tax cuts with deficit reduction, but the expectation remains that both individual and corporate tax reform will occur early in the Trump administration. Arguably, we haven’t witnessed meaningful tax reform since President Reagan’s tax cut in 1987. Another potential large legislative item is the repeal of the Affordable Care Act which also would have a large fiscal impact.

Another significant question for 2017 is whether the economy can escape the “new normal” 2% economic growth environment that has mired the U.S. since the 2008-09 Financial Crisis. Meaningful tax reform has the potential to be one of the catalysts to make that growth a reality. While fiscal policy and a more favorable economic backdrop should serve as a tailwind, several challenges to economic growth remain. The Federal Reserve will likely look to raise rates two or three times in 2017. While rising rates shouldn’t be crippling given we are still near historically low rates, they still may curb growth. Additionally, a stronger dollar and questions regarding trade policy likely will widen the trade gap and reduce GDP. Rising rates in the U.S. will likely keep the dollar strong which would impact the competitiveness of our exports. Trump’s campaign rhetoric regarding trade seems to be discounted by many in the market. The executive branch has significant powers regarding trade policy and the risk that Trump imposes tariffs, taxes or other barriers to trade is a significant risk to the global economy and should be monitored. Lastly, businesses have benefitted from low inflation for the last couple of years particularly regarding energy and labor costs.

Energy prices have steadily climbed since February lows and the labor market continues to tighten. These rising costs could inhibit some corporations’ plans for investment (energy companies excluded, of course). On balance, the positives probably outweigh the negatives. However, an economy that has been described as ‘slow and steady’ since the Financial Crisis is more likely to become just ‘less slow and steady’ and a reasonable estimate for growth in 2017 may be closer to 2.5%. Not exactly a booming economy but better than recent times.

After two years of flat earnings, the 2nd half of 2016 marked the first period of material earnings growth since early 2014. While the election certainly played a role in the 2016 market advance, a healthier earnings environment contributed. As we closed last year, we witnessed an improvement in confidence amongst both consumers and business executives. Corporations, flush with cash for years, have mostly chosen dividends and buybacks over capital expenditures. Hopefully the more confident backdrop combined with expected corporate friendly tax and regulatory reform will result in companies more willing to invest in growing their businesses. Top line growth has been anemic for several years and an uptick in capital expenditures can help bolster the economy and in turn corporate revenue. Top line growth would be healthy for equity prices as the likelihood of further improvement in profit margins or multiple expansion as a means for market averages to advance seems unlikely. We also believe it is improbable that market returns will exceed earnings growth rate for 2017 and therefore mid to high single digit returns serve as the base case for our expected returns in 2017. The potential for a ‘big year’ would

Economic Overview and Investment Outlook (concluded)

require some combination of multiple expansion; economic growth that exceeds our moderate growth expectation; and / or significant fiscal policy adjustments. Conversely, if the economy fades back into more of the same 2% growth world, a ‘difficult market’ outcome could emerge. Also, worth noting is that some analysts have described valuations as ‘priced to perfection’ and present a big risk under a faltering economy scenario. We don’t think the probabilities of a ‘difficult market’ are high but when making predictions, one should be aware of several possible scenarios.

Thinking back to February of 2016, markets looked very bleak as there was talk of recession and the likelihood of a positive year for stocks seemed quite remote. Ten months later the tone is much, much different and for that we are thankful. As we enter 2017, it is hard not to feel confident about the economy and stock market. We are excited that the market finished strong and most economic indicators are showing modest to significant improvement. We are also enthusiastic about the probable positive economic consequences of tax and regulatory reform, yet mindful and diligent of the risks that remain. This stark contrast in emotion over such a short period of time reminds me of the importance of discipline in approach and the removal of emotion from process. This mindset can serve you well in 2017 and beyond.

Sincerely,

David Lundgren

Chief Investment Officer

The Hancock Horizon Funds Investment Philosophy (Unaudited)	January 31, 2017

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2017, common stocks represented 98.7% of the Fund’s Net Assets. The Burkenroad Fund’s largest holdings were in Financials and Energy Stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Burkenroad Fund’s return for the past year for the period ended January 31, 2017 was 27.45% and 27.13% for Investor Class Shares and Class D Shares, respectively. These results fell short of the Fund’s benchmark, the Russell 2000 Index, which returned 33.53% for that same period. Long-term performance remains outstanding. According to Lipper there are 268 small cap core funds that have performance history back to December 31, 2001. Of those funds, the Burkenroad Small Cap Investor Class Shares rank #2 and Class D Shares rank #3 based on total returns for the 15 years ended January 31, 2017.

For the most recent 12 months, stock selection was difficult and accounted for all of the negative relative performance versus the Russell 2000 Index. Stock selection was particularly poor in Consumer

Discretionary, Energy, and Materials. Fortunately, our sector decisions proved to be positive contributors to relative performance. Energy stocks rebounded considerably and our overweight position relative to the Russell 2000 Index provided a boost to performance. An underweight to Health Care also resulted in a positive relative contribution to performance.

December 31, 2016 marked the 15-year anniversary of our Fund. We have seen tremendous growth in assets over these years and have also achieved great success in investment performance. Our company’s mission is to help people achieve their financial goals and dreams. Our Fund’s success aligns perfectly with that mission as we have helped numerous shareholders to grow their savings whether for a college education, home, or retirement needs. We appreciate our shareholders confidence in us to manage their assets and look forward to many more years of shared success.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2017

The Hancock Horizon Burkenroad Small Cap Fund Investor Class Shares and Class D Shares were ranked by Lipper on the basis of total returns in the Small-Cap Core category for 1, 5, 10 and 15 year periods ended January 31, 2017. The Investor Class Shares ranked 636 out of 877 for 1 year, 269 out of 641 for 5 years, 15 out of 448 for 10 years and 2 out of 269 for 15 years. Class D Shares ranked 655 out of 877 for 1 year, 307 out of 641 for 5 years, 18 out of 448 for 10 years and 3 out of 269 for 15 years.

Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class D Shares, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Institutional Class Shares*	n/a	n/a	n/a	n/a	15.32%^
Investor Class Shares	27.45%	6.83%	12.84%	9.60%	11.63%
Class D Shares	27.13%	6.56%	12.56%	9.33%	11.38%
Russell 2000 Index	33.53%	7.89%	13.00%	6.93%	8.46%

For periods ended January 31, 2017. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Institutional Class Shares commenced operations on May 31, 2016. Returns shown on the graph, prior to inception date, are based on Investor Class Shares.

^ Amount shown is the Cumulative Inception to Date return.

January 31, 2017

Top Ten Equity Holdings

Percentage of Total Investments
ServisFirst Bancshares	2.0%
Alamo Group	1.7%
McDermott International	1.7%
US Physical Therapy	1.7%
Cirrus Logic	1.7%
Cardtronics	1.7%
Primerica	1.6%
United Community Banks	1.6%
Amerisafe	1.6%
Dave & Buster’s Entertainment	1.6%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. As of January 31, 2017, stocks and income producing securities represented 98.3% of the Fund’s Net Assets. The Fund was invested in six asset categories chosen for their ability to produce consistent levels of income. In descending order the largest weighting was in high yield bonds, followed by preferred stocks, real estate investment trusts, master limited partnerships, and dividend paying stocks.

The Hancock Horizon Diversified Income Fund’s performance for the past year ended January 31, 2017 was 11.56% for the Institutional Class Shares, 11.29% for the Investor Class Shares, and 10.47% for the Class C Shares. The Fund fell short of a benchmark consisting of a 50% weighting in the Dow Jones US Select Dividend Index and 50% Bloomberg Barclays Intermediate Aggregate Bond Index, which returned 12.36%. The Fund did perform better than the Morningstar Tactical Allocation Category which returned 10.15%.

All of the Fund’s asset categories performed positively for the year, within a sometimes volatile market environment. Even though the Fund was somewhat defensively positioned in the beginning of the year it still was able to maintain its dividend.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus a 50/50 Hybrid of the Dow Jones U.S. Select Dividend Index & Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, the Dow Jones U.S. Select Dividend Index, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have non-negative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Bloomberg Barclays U.S. Intermediate Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Three-Year Return	Annualized Inception to Date
Institutional Class Shares	11.56%	0.63%	2.60%
Investor Class Shares	11.29%	0.37%	2.36%
Class C Shares	10.47%	(0.37)%	1.60%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Bloomberg Barclays Intermediate U.S. Aggregate Index	12.36%	7.50%	8.05%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
PPL Capital Funding	1.0%
Morgan Stanley	1.0%
United States Cellular	1.0%
eBay	0.9%
Citigroup	0.9%
AmTrust Financial Services	0.9%
NuStar Logistics	0.9%
DDR	0.9%
Teekay LNG Partners	0.9%
Entergy New Orleans	0.9%

January 31, 2017

At January 31, 2017, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), which represents nearly half of the fund’s allocation, and Asia (ex-Japan), which represents a quarter of the fund’s overall common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Consumer Discretionary. The Fund’s returns for the year ended January 31, 2017 were 18.67% for the Institutional Class Shares, 18.32% for the Investor Class Shares, and 17.51% for the Class C Shares. The Fund posted strong absolute return and outperformed its benchmark, the MSCI ACWI ex-U.S. Index, which returned 16.09% during this time period. For the year ended January 31, 2017, international equity markets slightly trailed the returns of the U.S. equity market as continued positive economic data, and prospects for reform supported domestic markets.

In Europe, the aftermath of the U.K’s decision to exit the European Union (“EU”) resulted in the resignation of Prime Minister David Cameron, who was succeeded by Home Secretary Theresa May in July. May emphasized that she planned to finalize the U.K.’s exit from the EU over the next year, and has made progress towards initiating the process of exiting the union within the next two years. However, Prime Minister May acknowledged that there are regulatory challenges and trade agreements that need to be resolved in order for the exit to be finalized. The European Central Bank (ECB) left the deposit rate at -0.4%, consistent with the last two quarters. However, contrary to earlier statements that it would end quantitative easing measures in March of 2017, it stated that it would taper bond purchases beginning in April of 2017 by reducing its monthly bond purchases to EU 60 billion from EU 80 billion, and end all quantitative easing measures in December of 2017. The Chinese economy grew at an annual rate of 6.7% most recently, unchanged from the prior quarter, and in-line with consensus expectations. Chinese industrial production increased slightly as government investment in infrastructure made use of excess manufacturing capacity as the world’s second-largest economy transitions from an export-dominated economy to one driven by domestic consumption of goods and services. Emerging markets lagged developed markets during the quarter, but strongly outperformed for the year, as Emerging markets as measured by the MSCI Emerging Markets Index (“EMI”), gained 11.19% in 2016 versus 1.00% for Developed markets, as measured by MSCI Europe, Australia and Far East Index (“EAFE”). Over the past several years, investors drove emerging market equities to historically low valuations relative to developed markets due to concerns over commodity price fluctuations, central bank activity, and political uncertainty. Emerging market valuations still trade at a discount, but investors are gaining more confidence in the emerging economies relative to their developed peers. This confidence is reflected in certain currencies as well — for example, the Brazilian Real was nearly unchanged for the quarter but was up nearly 20% against the U.S. Dollar in the first three quarters of 2016.

The greatest impact on the Fund’s performance for the year was positive stock selection in most economic sectors and all major geographic regions. From an allocation perspective, the Fund’s overweight to Financials and Consumer Discretionary provided an additional tailwind to performance while a relative overweight to the Health Care sector detracted from performance.

Management’s Discussion of Fund Performance (unaudited) (continued)

Contributing to performance for the period, Magna International, Inc. is one of the largest automotive suppliers in North America by sales of original equipment. The company designs and manufactures auto parts such as seating systems, powertrain systems and vision systems. Headquartered in Ontario, Canada, Magna is a supplier to major US automakers such as General Motors, Ford, as well as major European automakers such as Volkswagen and BMW. During the period, the company was selected to build the new I-Pace SUV, Jaguar Land Rover’s first-ever battery powered electric vehicle. Magna saw an increase in sales during the year as the launch of new car models attracted consumers. Most notable sales volume came from the Chevrolet Cruze, Chevrolet Camaro, and Lincoln Continental. Investors rewarded the strong top line result sending shares up 27% during the period ended January 31, 2017. As Magna continues to be the supplier of choice for clients in Asia and Europe, the company has the opportunity to capture market share and drive healthy earnings per share growth over our investment horizon. Also contributing to performance during the period, HSBC is one of the world’s leading financial institutions, and is the largest bank in the United Kingdom and Hong Kong. The firm provides traditional and commercial banking as well as private wealth management solutions. In addition to posting strong earnings during the most recent quarter, results of the Bank of England’s stress test were released in November of 2016. The test is aimed at identifying any weaknesses in the banking sector with respect to risks posed by individual financial institutions. The results highlighted HSBC’s ability to service its debt in the event of a hypothetical stress scenario. Comforted by strong capital controls and an industry leading return on equity, investors supported shares of HSBC higher, finishing the period up 31%. With global bond yields turning higher banks broadly followed suit as rising interest rates typically translate to higher profitability. Even in a favorable banking environment, HSBC continues to outperform peers as investors reward the company for its prudent capital policies that progressively translate into higher profitability for shareholders.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The MSCI Emerging Markets Index is designed to measure equity market performance in global emerging markets. It is a float-adjusted market capitalization index that consists of indices in 23 emerging economies: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

The MSCI EAFE Index is a stock market index serves as a benchmark of the performance in major international equity markets as represented by 21 major MSCI indexes from Europe, Australia and Southeast Asia.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class Shares	18.67%	(0.38)%	3.11%	4.87%
Investor Class Shares	18.32%	(0.65)%	2.84%	4.60%
Class C Shares	17.51%	(1.36)%	2.09%	3.83%
MSCI ACWI ex-U.S. Index	16.09%	0.92%	4.36%	4.05%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	10.8%
United States	10.1%
Hong Kong	7.0%
Switzerland	6.5%
Japan	6.4%
Norway	6.2%
Taiwan	5.2%
France	4.8%
Austria	4.8%
Spain	4.3%
India	4.3%
South Korea	3.4%
Ireland	3.0%
Canada	2.7%
Panama	2.7%
Singapore	2.5%
Italy	2.0%
Brazil	1.9%
Germany	1.8%
Mexico	1.5%
Sweden	1.4%
Colombia	1.3%
Netherlands	1.3%
Turkey	1.1%
Australia	1.1%
Indonesia	1.0%
Czech Republic	0.9%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding, Federated Government Obligations Fund and iShares MSCI EAFE Index Fund).

Top Ten Equity Holdings

Percentage of Total Investments
ICON	3.8%
Amadeus IT Group	3.0%
Shire	2.8%
DNB	2.7%
Barclays	2.6%
Denso	2.6%
Carnival	2.6%
Core Laboratories	2.5%
Novartis	2.5%
Roche Holding	2.3%

January 31, 2017

The Hancock Horizon Dynamic Asset Allocation Fund (the “Fund”) seeks long-term capital appreciation. The Fund aims to manage volatility and enhance total portfolio returns by identifying and investing in trends of at least 20 asset classes. The strategy follows a systematic approach that rebalances periodically by purchasing exchange traded securities displaying positive trends and selling assets that exhibit negative trends.

As of January 31, 2017, the Fund had an above average risk relative allocation with roughly 69% in equities, 11% in alternative investments, 17% in fixed income, and the remaining in money markets. The largest holdings included the iShares Emerging Market ETF (10.9%) and the iShares Core S&P 500 ETF (16.5%), based on Net Assets as of January 31, 2017.

The Fund’s Institutional Class Shares had a strong 12 months ended January 31, 2017 returning 14.98%. The solid performance landed the strategy in the top 12% of the Morningstar World Allocation peer group of 475 funds based on total returns for the year ended January 31, 2017. The Investor Class Shares returned 14.74% and the Class C Shares returned 13.86%. A balanced index of 50% MSCI ACWI and 50% Bloomberg Barclays U.S. Aggregate Bond Index returned 9.49% over the same time period. The Fund’s allocation was able to add risk exposure during a bull market in equities and minimize exposure to interest rate sensitive asset classes during the rise in rates at the end of 2016.

Diversification and an above average risk tolerance allowed for the strong performance during 2016. Large exposure to commodities and emerging markets during the spring contributed positively to performance as energy prices bounced off of decades low prices. At the end of 2016 and beginning of 2017, the large allocation to domestic equity and commodities also boosted performance. The largest detractors to performance occurred in October and November of 2016 when large exposure to interest rate sensitive asset classes, like Real Estate Investment Trusts and longer-term fixed income, underperformed due a rapid rising rate environment.

The Fund was able to capture positive trends in risk assets as the strategy outperformed the balanced index and a majority of its competitors for the year ended January 31, 2017. The strategy will continue to invest across the asset class spectrum in an effort to meet its long-term investment objectives.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Diversification does not ensure a profit or guarantee against a loss.

The Hancock Horizon Dynamic Asset Allocation Fund Institutional Class Shares were rated in the top 12% of its category against 475 World Allocation Funds for the year ended January 31, 2017 based on total returns; the Investor Class Shares were rated 13% and Class C Shares were rated 19%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Dynamic Asset Allocation Fund, Institutional Class Shares, Investor Class Shares or Class C Shares versus a 50/50 Hybrid of the MSCI ACWI Index and the Bloomberg Barclays U.S. Aggregate Index, MSCI ACWI Index, Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Classification

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is made up of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

The Lipper Flexible Portfolio Funds Classification is an equal dollar weighted index of the largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class Shares	14.98%	(0.88)%
Investor Class Shares	14.74%	(1.16)%
Class C Shares	13.86%	(1.85)%
50/50 Hybrid of MSCI ACWI and Bloomberg Barclays U.S. Aggregate Index	9.49%	1.77%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2017

Hancock Horizon International Small Cap Fund (the “Fund”) seeks long-term capital appreciation. At January 31, 2017, the largest geographic concentrations were in Japan, Europe (ex-U.K.), and Asia (Ex-Japan), which combined represent approximately 80% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Industrials, Consumer Discretionary, Materials, Financials, and Real Estate. The Fund’s Institutional Class Shares returned 6.77% for the year ended January 31, 2017. The Investor Class Shares returned 6.50% and Class C Shares returned 5.74% for the year ended January 31, 2017. The Fund underperformed its benchmark, the S&P Developed ex-U.S. Small Cap Index (the “Index”), which returned 15.86% during this period.

The equity market demonstrated immense resiliency last year, consistently rebounding after waves of shocks and surprises. 2016 started with a recession fear driven sell-off that extended into February, followed by the Brexit vote in late June, and finally, the U.S. presidential election in November. Each time the market was caught off guard initially by those events, but managed to bounce back every single time. Especially in the U.S., where all three major indices, the Dow, S&P 500, and Nasdaq, reached new highs multiple times in the second half of the year.

Although there was clear rotation between sectors during different phases of the rally, strength in value stocks was a consistent theme throughout 2016. Importantly, the undercurrents pushing up cheaply valued stocks have been shifting. The trend started with the rebound in oil prices, causing a rush of short-covering in beaten down energy stocks. This was followed by speculative buying in the same stocks as recession fears subsided and major oil producing nations reached a deal to cut output. Continuous inflows into low volatility stocks via popular ETFs and the build-up in defensive stocks after the Brexit vote further contributed to value’s performance.

Entering the fourth quarter, banking stocks became the main driver for under-valued stocks. The tapering of European quantitative easing, higher U.S. interest rates, possible financial sector deregulation by the incoming Trump administration, and evidence of a healthy global economic recovery all combined to boost banking stocks. Importantly, these stocks had been depressed since the 2008 financial crisis across all different markets.

For the twelve months ended January 31, 2017, the Fund’s Investor Class Shares underperformed the benchmark by -9.09%. On the sector level, we did well in Consumer Staples, Health Care, and Information Technology, but we lost ground in the remaining sectors, with particular difficulty in Industrials, Consumer Discretionary, Financials, and Telecom Service. Within the non-cyclical Consumer Staples sector, we were able to identify stocks that managed to grow their business despite the challenging macro environment. Grieg Seafood, a salmon producer in Norway, was one of the biggest contributors in the Fund. It rallied 157.98% last year because of strong earnings. Canadian beverage producer, Cott Corporation, was also a big winner. On the downside, a few of the Industrial companies we held in Europe, such as British transportation company, StageCoach Group Plc, France’s main air carrier, Air France, and Swiss staffing firm, Adecco Group, all suffered from the uncertainty created by the Brexit vote.

Management’s Discussion of Fund Performance (unaudited) (continued)

In terms of countries, we outperformed in Norway, South Korea, Hong Kong, the Netherlands, and Belgium, but suffered in Australia, Canada, the U.K., France, and Switzerland. Besides Grieg Seafood (mentioned above), we held another Norwegian salmon producer, Norway Royal Salmon, which also performed well, making Norway the best-performing country last year. On the downside, the U.K., France, and Switzerland were among the biggest detractors, again due to Brexit. Of note, Australia was our worst performing country, driven by exposure to a governmental policy change. Two of the telecom holdings in the country, Vocus Group and TPG Telecom Ltd, lost -57.03% and -39.48%, respectively, because the Australian government altered regulations to allow easier domestic competition. In addition, one of the previously high-flying health food stocks, Blackmores Ltd., which had successfully penetrated the Chinese market in recent years, lost -15.08% when the Chinese government announced tougher scrutiny on foreign food importers.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock International Small Cap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the S&P Developed ex-U.S. Small Cap Index and the Lipper International Small/Mid-Cap Growth Funds Classification

The S&P Developed ex-U.S. Small Cap Index comprises the stocks representing the lowest 15% of float-adjusted market cap in each developed country. It is a subset of the S&P Global BMI, a comprehensive, rules-based index measuring global stock market performance.

The Lipper International Small/Mid-Cap Growth Funds Classification invests at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class Shares	6.77%	(2.44)%
Investor Class Shares	6.50%	(2.67)%
Class C Shares	5.74%	(3.39)%
S&P Developed ex-U.S. Small Cap Index	15.86%	1.54%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

Japan	29.3%
United Kingdom	15.7%
Australia	8.1%
Canada	6.2%
Germany	6.2%
Norway	5.7%
Singapore	5.5%
Hong Kong	4.4%
France	4.2%
South Korea	3.7%
Sweden	2.7%
Italy	2.0%
Spain	1.9%
Switzerland	1.6%
Belgium	1.1%
Netherlands	0.5%
Ireland	0.5%
United States	0.4%
Israel	0.3%
100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federated Government Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
Alaris Royalty	2.8%
Aveo Group	2.7%
Grieg Seafood	2.6%
Clinigen Group	2.5%
AURELIUS Equity Opportunities & KGaA	2.5%
JVC Kenwood	2.5%
Mapletree Industrial Trust	2.4%
Daiichi Jitsugyo	2.4%
Beazely	2.2%
PATRIZIA Immobilien	2.2%

January 31, 2017

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the period ended January 31, 2017, the Fund generated a total return of -0.06% for the Institutional Class Shares and -0.31% for the Investor Class Shares. This compares to -0.28% for the Bloomberg Barclays Municipal Bond Index and -0.38% for the Lipper Other States Municipal Debt Objective. The Fund performed generally in line with the benchmark index despite the backdrop of rising municipal bond interest rates and a lingering sluggish economy in the petroleum based Louisiana economy.

During this fiscal period, the Fund’s sector allocation continued to emphasize higher yielding Revenue bonds with notable positions in the Education and Sales Tax sectors. General Obligation bonds, both state and local government, represented a minority position. At the fiscal year end, total Revenue bonds represented 64% of the portfolio while General Obligation bonds comprised 25% of the Fund, based on Net Assets as of January 31, 2017. The fiscal period ended with the Fund’s average effective maturity at 15.8 years and a weighted average effective duration of 8.44 years. The average quality of the Fund remained unchanged at Aa3.

The fiscal year ended January 31, 2017, was yet another challenging year for the Louisiana economy. The Louisiana economy historically has had a significant dependence on royalties from oil and gas production as well as significant oil and gas related employment. Over the decades, Louisiana has worked to diversify its economy and diminish its budgetary reliance on mineral royalties. The depth and duration of the decline in oil and gas prices continues to challenge the Louisiana economy. In addition, significant parts of Louisiana experienced an epic 500 year flood which further stymied economic growth and sales tax receipts. The flood related impact is transitory however and should ultimately be offset by the economic benefits of the rebuilding process. Oil and gas related unemployment continue to impact south Louisiana but is somewhat offset by significant industrial construction occurring in the petrochemical and healthcare industry. Lawmakers have managed to balance state and local budgets with the usual combination of budgets cuts and temporary increases in sales taxes.

Looking ahead, we believe the Louisiana economy will likely be challenged by low oil prices and elevated unemployment for at least another year. Given this, Louisiana will be forced to continue making difficult budget decisions in order to maintain its sound credit quality. We continue to monitor our credit exposure closely in order to maintain our Aa3 overall quality rating.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance (unaudited) (continued)

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class Shares	(0.06)%	5.46%	2.86%	5.24%
Investor Class Shares	(0.31)%	5.20%	2.60%	4.97%
Class C Shares*	0.45%	5.44%	n/a	2.91%	(1)
Bloomberg Barclays Municipal Bond Index	(0.28)%	3.70%	2.94%	4.74%	(1)

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Positive return is due to the low level of net assets.

(1)	Class C Shares commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 2.78%.

n /a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf, A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2017

The Hancock Horizon Microcap Fund (the “Fund”) seeks long-term capital appreciation by investing in stocks which the Advisor believes to have above average growth potential based on analysis. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. companies with market capitalizations under $750 million.

At January 31, 2017, common stocks represented 96.6% of the Fund’s Net Assets. The Fund’s largest holdings were in Financials, Industrials, Consumer Discretionary, and Information Technology, while Health Care, Consumer Staples, Real Estate and Utilities had the least exposure.

The Fund’s return for the past year ended January 31, 2017 was 26.11% for Institutional Class Shares, 25.77% for Investor Class Shares, and 24.80% for Class C Shares. The Fund’s benchmark, the Russell Microcap Index, returned 32.23% for the same period. Over the past 3 months ended January 31, 2017, the micro-cap segment outperformed the S&P 500 due to optimism around the President’s economic policies, consumer and business confidence surveys reaching all-time highs, and a continued improvement fundamentals.

The Fund’s performance was positively boosted by underweighting exposure to Healthcare, and an overweight to Materials. We were also able to add excess returns alpha (risk adjusted excess returns) through stock selection in the Healthcare, Consumer Discretionary and Industrials sectors. Additionally, the Fund also had multiple acquisitions in the Consumer Discretionary, Healthcare and Information Technology sectors which further added to the overall outperformance. Performance was most negatively impacted by stock selection in the financial sector.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Microcap Fund, Institutional Class Shares, Investor Class Shares or Class C Shares, versus the Russell Microcap Index and the Lipper Small-Cap Core Funds Classification

The Russell Microcap Index is a capitalization weighted index of 2,000 small cap and micro cap stocks that captures the smallest 1,000 companies in the Russell 2000, plus 1,000 smaller U.S.-based listed stocks.

The Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P Small Cap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class Shares	26.11%	8.92%
Investor Class Shares	25.77%	8.64%
Class C Shares	24.80%	7.81%
Russell Microcap Index	32.23%	4.89%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on May 29, 2015.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

January 31, 2017

Top Ten Equity Holdings

Percentage of Total Investments
Bel Fuse	2.4%
Intrawest Resorts Holdings	2.2%
Willdan Group	2.0%
Goldfield	2.0%
Regional Management	1.9%
Scanchez Production partners	1.8%
Hooker Furniture	1.8%
AXT	1.8%
Enova International	1.7%
Transcat	1.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the period ended January 31, 2017, the Fund generated a total return of -1.09% for the Institutional Class Shares and -1.40% for the Investor Class Shares. This compares to -0.28% for the Bloomberg Barclays Municipal Bond Index and -0.38% for the Lipper Other States Municipal Debt Objective. Fund performance trailed the benchmark index due to its longer-term maturity in a period of modestly rising Mississippi municipal bond interest rates.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds over General Obligation securities, both state and local. Total Revenue bonds represented 75% of the portfolio while General Obligation bonds comprised 20% of the Fund, based on Net Assets as of January 31, 2017. The fiscal period ended with the Fund’s average effective maturity at 13.84 years and a weighted average effective duration of 8.19 years. The average quality of the fund remained steady at Aa3.

The fiscal year ended January 31, 2017 was generally a challenging period for long-term municipal bond investors as interest rates rose modestly and bond prices dipped. The trend to slightly higher municipal yields was largely the result of an improving domestic economy and the surprise victory in the presidential election of Donald Trump with his platform of stronger growth and lower tax rates.

Economically, the state of Mississippi continued to show improvement. After showing modest growth in 2015 of 0.5%, the economy is expected to grow 1.5% in 2016. For the first time since the 2008 recession, Mississippi GDP scored 2 years in a row of positive growth. Mississippi unemployment still remains well above the national average and stubbornly high at 5.6% as of December 31, 2016 versus the national average of 4.7%. Soft agricultural commodity prices were also a headwind for the Mississippi economy in 2016. Mississippi typically trails the rest of the country in economic rebounds. This recovery is no exception. Personal incomes are expected to rise over 3% for 2016. Mississippi credit quality remained largely stable for the year with the traditional factors at play. State finances are managed on a very conservative and responsible basis. The state continues to maintain an ample “rainy day” fund to buffer against unanticipated revenue shortfalls.

Looking ahead, we believe the Mississippi economy should continue to record slow but steady growth of approximately 1.5%. Mississippi state and local governments should generally experience stable finances over the coming year. In all, to us, the Mississippi tax exempt municipal market still offers fair value relative to other investment grade taxable fixed income alternatives. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the better options for income and quality.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

1 Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.

2 Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class Shares or Investor Class Shares versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Class C Shares, versus the Bloomberg Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Bloomberg Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class Shares	(1.09)%	4.55%	2.34%	4.70%
Investor Class Shares	(1.40)%	4.28%	2.08%	4.44%
Class C Shares	(2.09)%	3.87%	n/a	1.62% (1)
Bloomberg Barclays Municipal Bond Index	(0.28)%	3.70%	2.94%	4.74% (1)

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

(1)	Class C Shares commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 2.78%.

n/a — not applicable

Sector Weightings

Percent of Total Portfolio Investments.

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf, Aa-mf ,A-mf, Baa-mf and B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

January 31, 2017

The Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. There are two aspects to our investment process. One involves a top down approach to the Fund’s net positioning by reviewing various forms of valuation and momentum indicators of the general US equity markets. The second relates to the bottom up approach to stock selection derived primarily using quantitative techniques. Our quantitative model ranks stocks according to their relative attractiveness based on factors such as financial strength, analyst earnings estimates, and earnings quality.

On January 31, 2017, the Quantitative Long/Short Fund had a net long position of 58.5%, with 6.7% of the Fund’s value in short positions, based on Net Assets as of January 31, 2017. The Fund’s largest holdings were in Cash Equivalents, Consumer Discretionary, Information Technology and Financials sectors while having the least exposure to utility stocks.

The Quantitative Long/Short Fund’s return for the year ended January 31, 2017 was 6.30% for Institutional Class Shares, 6.01% for Investor Class Shares, and 5.22% for Class C Shares. This performance was unfavorable to the Fund’s Lipper benchmark, the Lipper Long-Short Equity Funds Index which returned 7.55% and to the S&P 1500 which returned 21.19% for the same period.

The Fund benefited from stock selection in Information Technology and Real Estate. Detractors came from an underweight to Energy and an overweight to Healthcare along with stock selection in the Consumer Discretionary and Industrials sectors.

The Fund’s overall net position was relatively unchanged from the prior year. The Fund’s tilt towards low volatility stocks, while beneficial in 2014 and 2015, became a drag on performance through much of 2016 as investors exhibited a “risk-on” mentality. Market expectations by investors appear high. Unless earnings growth improves significantly, stock valuations are still a concern to us. We continue to take a more defensive posture based on many of our valuation and momentum indicators. The relatively unconstrained nature of this strategy provides for considerable flexibility in the tactical positioning of the Fund as we attempt to manage the portfolio to achieve optimal risk adjusted returns.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

With short sales, you risk paying more for a security than you received from its sale.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the S&P Composite 1500 Index, and the Lipper Long/Short Equity Funds Index

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Long/Short Equity Classification is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

January 31, 2017

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class Shares	6.30%	4.98%	8.24%	5.59%
Investor Class Shares	6.01%	4.70%	7.98%	5.33%
Class C Shares	5.22%	3.93%	7.18%	4.54%
S&P Composite 1500 Index	21.19%	10.80%	14.13%	10.91%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Top Ten Equity Holdings — Long

Percentage of Total Investments
Cirrus Logic	0.9%
Rudolph Technologies	0.9%
Fulton Financial	0.9%
Cognex	0.8%
Independent Bank	0.8%
Texas Capital Bancshares	0.8%
ESCO Technologies	0.8%
Power Integrations	0.7%
Kulicke & Soffa Industries	0.7%
NBT Bancorp	0.7%

Top Ten Equity Holdings — Short

Percentage of Total Investments
Mobile Mini	0.1%
Tableau Software	0.1%
Diebold Nixdorf	0.1%
Liberty Global	0.1%
salesforce.com	0.1%
Triump Group	0.1%
Callidus Software	0.1%
Ligand Pharmaceuticals	0.1%
Synapitcs	0.1%
athenahealth	0.1%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

As of January 31, 2017, common stocks represented 95.8% of the Fund’s Net Assets. The Fund’s largest holdings were in the Financial, Industrial, and Consumer Discretionary sectors. Minimal investments of the Fund’s assets were in the Utilities, Telecommunications, and Consumer Staples sectors.

The Fund’s performance for the past year ended January 31, 2017 was 27.41% for the Institutional Class Shares, 27.10% for the Investor Class Shares, and 26.25% for the Class C Shares. The Fund fell short of its benchmark, the Russell 2000 Index, which returned 33.53% for the same period.

Last year was a particularly challenging environment for active managers and stock selection. Stock selections in the financial sector were the greatest contributor to the Fund’s performance falling short of the benchmark return, followed by selections in the Materials sector. Positive stock selections occurred in the Telecommunications, Information Technology, Health Care, and Industrials sectors.

Better drivers of positive performance occurred in the Fund’s selection of over and under weighting of the various economic sectors, helping to offset some of the stock selections. The two positive sectors that drove performance were over weights in the Materials and Energy sectors. The remaining sectors were in line with the benchmark allowing the Fund to post competitive returns for the year.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2017

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional Class Shares, Investor Class Shares, or Class C Shares, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Three-Year Return	Annualized Inception to Date
Institutional Class Shares	27.41%	8.72%	6.86%
Investor Class Shares	27.10%	8.45%	6.60%
Class C Shares	26.25%	7.70%	5.88%
Russell 2000 Index	33.53%	7.89%	6.68%

For periods ended January 31, 2017. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Management’s Discussion of Fund Performance (unaudited) (concluded)

Top Ten Equity Holdings

Percentage of Total Investments
RPC	2.1%
Tessera Holding	2.0%
Trinseo	2.0%
Reinsurance Group of America, Cl A	2.0%
Global Brass & Copper Holdings	2.0%
Douglas Dynamics	1.9%
IDT, Cl B	1.9%
Huntington Ingalls Industries	1.9%
Amerisafe	1.8%
WSFS Financial	1.8%

Disclosure of Fund Expenses (unaudited)	January 31, 2017

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from August 1, 2016 to January 31, 2017.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

Disclosure of Fund Expenses (unaudited) (concluded)

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Annualized Expense Ratios	Expenses Paid During Period*
Burkenroad Small Cap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,109.90	1.18%	$6.28
Investor Class Shares	1,000.00	1,108.10	1.40%	7.42
Class D Shares	1,000.00	1,106.90	1.65%	8.74

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.18	1.18%	$6.01
Investor Class Shares	1,000.00	1,018.10	1.40%	7.10
Class D Shares	1,000.00	1,016.84	1.65%	8.37

Diversified Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,007.10	0.90%	$4.52
Investor Class Shares	1,000.00	1,005.80	1.15%	5.78
Class C Shares	1,000.00	1,001.90	1.90%	9.55

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.63	0.90%	$4.55
Investor Class Shares	1,000.00	1,019.37	1.15%	5.82
Class C Shares	1,000.00	1,015.60	1.90%	9.61

Diversified International Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,060.50	1.26%	$6.52
Investor Class Shares	1,000.00	1,059.00	1.51%	7.79
Class C Shares	1,000.00	1,055.50	2.26%	11.69

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.80	1.26%	$6.39
Investor Class Shares	1,000.00	1,017.57	1.51%	7.63
Class C Shares	1,000.00	1,013.76	2.26%	11.45

Dynamic Asset Allocation Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$998.80	1.40%	$7.05
Investor Class Shares	1,000.00	997.20	1.65%	8.27
Class C Shares	1,000.00	993.20	2.40%	12.02

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,018.09	1.40%	$7.11
Investor Class Shares	1,000.00	1,016.86	1.65%	8.35
Class C Shares	1,000.00	1,013.08	2.40%	12.14

International Small Cap
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,020.00	1.55%	$7.85
Investor Class Shares	1,000.00	1,018.90	1.80%	9.11
Class C Shares	1,000.00	1,015.00	2.53%	12.80

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.36	1.55%	$7.84
Investor Class Shares	1,000.00	1,016.11	1.80%	9.10
Class C Shares	1,000.00	1,012.43	2.53%	12.78

	Beginning Account Value 8/1/2016	Ending Account Value 1/31/2017	Annualized Expense Ratios		Expenses Paid During Period*
Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$971.20	0.75%		$3.69
Investor Class Shares	1,000.00	969.30	1.00%		4.93
Class C Shares	1,000.00	974.50	0.07	%(2)	0.34

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.39	0.75%		$3.79
Investor Class Shares	1,000.00	1,020.13	1.00%		5.06
Class C Shares	1,000.00	1,016.34	1.75	%(1)	8.87

Microcap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,100.00	1.50%		$7.90
Investor Class Shares	1,000.00	1,098.90	1.75%		9.21
Class C Shares	1,000.00	1,094.60	2.50%		13.15

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,017.61	1.50%		$7.59
Investor Class Shares	1,000.00	1,016.36	1.75%		8.85
Class C Shares	1,000.00	1,012.58	2.50%		12.63

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$958.40	0.75%		$3.67
Investor Class Shares	1,000.00	957.10	1.00%		4.90
Class C Shares	1,000.00	953.50	1.75%		8.60

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,021.39	0.75%		$3.79
Investor Class Shares	1,000.00	1,020.13	1.00%		5.06
Class C Shares	1,000.00	1,016.33	1.75%		8.88

Quantitative Long/Short Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,024.70	1.20%		$6.09
Investor Class Shares	1,000.00	1,023.00	1.45%		7.38
Class C Shares	1,000.00	1,019.10	2.20%		11.16

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.12	1.20%		$6.07
Investor Class Shares	1,000.00	1,017.84	1.45%		7.36
Class C Shares	1,000.00	1,014.08	2.20%		11.13

U.S. Small Cap Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,105.40	1.10%		$5.80
Investor Class Shares	1,000.00	1,104.30	1.35%		7.12
Class C Shares	1,000.00	1,100.20	2.10%		11.07

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,019.62	1.10%		$5.57
Investor Class Shares	1,000.00	1,018.37	1.35%		6.83
Class C Shares	1,000.00	1,014.59	2.10%		10.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
(1)	The Class C Shares is expected to run at the expense limit of 1.75% when Net Assets increase.
(2)	There were no expenses accrued in the period due to low average net assets relative to other classes of the Fund.

Schedules of Investments	January 31, 2017

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 98.7%
Aerospace & Defense — 1.6%
HEICO	160,000	$12,312
Total Aerospace & Defense		12,312
Banks — 15.1%
FCB Financial Holdings, Cl A*	220,000	10,329
First Financial Bankshares	290,000	12,368
International Bancshares	300,000	11,130
LegacyTexas Financial Group	300,000	12,396
Prosperity Bancshares	150,000	10,895
ServisFirst Bancshares	380,000	15,215
Southside Bancshares	230,000	7,857
Synovus Financial	300,000	12,504
Trustmark	360,000	12,103
United Community Banks	450,000	12,659
Total Banks		117,456
Building & Construction — 2.5%
Beazer Homes USA*	600,000	8,556
TopBuild*	300,000	11,133
Total Building & Construction		19,689
Chemicals — 3.2%
Kraton*	250,000	6,715
Platform Specialty Products*	780,000	9,469
Rayonier Advanced Materials	650,000	8,821
Total Chemicals		25,005
Commercial Services — 1.5%
Insperity	160,000	11,440
Total Commercial Services		11,440
Computer Software — 3.1%
Ebix	220,000	12,210
RealPage*	380,000	11,628
Total Computer Software		23,838
Computers & Services — 1.7%
Cardtronics*	240,000	13,099
Total Computers & Services		13,099
Data Processing & Outsourced Services — 1.2%
FTI Consulting*	230,000	9,692
Total Data Processing & Outsourced Services		9,692

Description	Shares	Value (000)
E-Commerce — 1.8%
PetMed Express	370,000	$7,840
RetailMeNot*	700,000	6,335
Total E-Commerce		14,175
Electrical Utilities — 2.1%
Calpine*	550,000	6,490
El Paso Electric	220,000	10,098
Total Electrical Utilities		16,588
Electronic Components & Equipment — 1.5%
Tech Data*	135,000	11,551
Total Electronic Components & Equipment		11,551
Engineering Services — 2.9%
Dycom Industries*	140,000	11,292
MasTec*	300,000	11,175
Total Engineering Services		22,467
Entertainment — 0.9%
Cinemark Holdings	160,000	6,800
Total Entertainment		6,800
Financial Services — 1.0%
Westwood Holdings Group	140,000	7,829
Total Financial Services		7,829
Food, Beverage & Tobacco — 4.0%
Fresh Del Monte Produce	190,000	10,878
National Beverage*	200,000	10,038
Sanderson Farms	110,000	10,010
Total Food, Beverage & Tobacco		30,926
Gas & Natural Gas — 1.5%
Atmos Energy	156,000	11,884
Total Gas & Natural Gas		11,884
Hotels & Lodging — 1.4%
Marriott Vacations Worldwide	130,000	11,243
Total Hotels & Lodging		11,243
Insurance — 5.8%
American National Insurance	80,000	9,327
Amerisafe	200,000	12,610
Primerica	170,000	12,826
Universal Insurance Holdings	400,000	10,460
Total Insurance		45,223

Schedules of Investments

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)
Leasing & Renting — 1.0%
Aaron’s	250,000	$7,735
Total Leasing & Renting		7,735
Machinery — 1.7%
Alamo Group	180,000	13,613
Total Machinery		13,613
Manufacturing — 1.1%
AZZ	150,000	8,933
Total Manufacturing		8,933
Medical Products & Services — 3.9%
CryoLife*	500,000	9,500
Halyard Health*	200,000	7,694
US Physical Therapy	190,000	13,328
Total Medical Products & Services		30,522
Metals & Mining — 1.4%
Commercial Metals	550,000	11,236
Total Metals & Mining		11,236
Paper & Paper Products — 2.7%
Neenah Paper	150,000	12,323
Schweitzer-Mauduit International	200,000	8,866
Total Paper & Paper Products		21,189
Petroleum & Fuel Products — 14.2%
Callon Petroleum*	600,000	9,168
Diamondback Energy*	110,000	11,569
Energen*	200,000	10,778
Forum Energy Technologies*	430,000	9,331
Helix Energy Solutions Group*	830,000	7,038
McDermott International*	1,650,000	13,365
Newfield Exploration*	210,000	8,417
Oasis Petroleum*	650,000	9,191
Patterson-UTI Energy	400,000	11,216
RPC	560,000	12,051
RSP Permian*	210,000	8,938
Total Petroleum & Fuel Products		111,062
Real Estate Investment Trust — 8.0%
American Campus Communities	160,000	7,779
Columbia Property Trust	370,000	8,233
Cousins Properties	970,000	8,245
EastGroup Properties	140,000	9,908
Lamar Advertising, Cl A	160,000	12,083

Description	Shares	Value (000)
Real Estate Investment Trust (continued)
Summit Hotel Properties	600,000	$9,498
Whitestone, Cl B	500,000	6,955
Total Real Estate Investment Trust		62,701
Retail — 8.0%
Dave & Buster’s Entertainment*	230,000	12,526
DXP Enterprises*	270,000	10,211
Francesca’s Holdings*	470,000	8,197
Pool	100,000	10,556
Popeyes Louisiana Kitchen*	160,000	10,110
Ruth’s Hospitality Group	620,000	10,633
Total Retail		62,233
Semi-Conductors & Instruments — 1.7%
Cirrus Logic*	220,000	13,270
Total Semi-Conductors & Instruments		13,270
Transportation Services — 2.2%
Kirby*	120,000	7,734
Saia*	190,000	9,130
Total Transportation Services		16,864
Total Common Stock (Cost $534,947 (000))		770,575
Cash Equivalent (A) — 1.3%
Federated Government Obligations Fund, Cl I, 0.270%	10,085,465	10,085
Total Cash Equivalent (Cost $10,085 (000))		10,085
Total Investments — 100.0% (Cost $545,032 (000))		$780,660

Percentages are based on net assets of $780,392 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2017

Diversified Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 34.5%
Automotive — 1.9%
American Axle & Manufacturing
6.625%, 10/15/22	$500	$515
General Motors Financial
5.250%, 03/01/26	500	530
Total Automotive		1,045
Banks — 1.0%
JPMorgan Chase (A)(B)
6.750%, 08/29/49	500	547
Total Banks		547
Broadcasting, Newspapers and Advertising — 0.9%
AMC Networks
5.000%, 04/01/24	500	510
Total Broadcasting, Newspapers and Advertising		510
Building & Construction — 1.8%
PulteGroup
5.500%, 03/01/26	500	511
Standard Industries (C)
5.375%, 11/15/24	500	516
Total Building & Construction		1,027
Cable/Media — 2.8%
Charter Communications Operating
4.908%, 07/23/25	500	526
CSC Holdings (C)
5.500%, 04/15/27	500	507
Sirius XM Radio (C)
6.000%, 07/15/24	500	532
Total Cable/Media		1,565
Chemicals — 1.1%
Blue Cube Spinco
9.750%, 10/15/23	500	594
Total Chemicals		594
Computers & Services — 1.9%
First Data (C)
5.000%, 01/15/24	500	507
Western Digital (C)
7.375%, 04/01/23	500	550
Total Computers & Services		1,057

Description	Face Amount (000)	Value (000)
Entertainment — 2.8%
Boyd Gaming (C)
6.375%, 04/01/26	$500	$536
International Game Technology (C)
6.500%, 02/15/25	500	540
Penn National Gaming (C)
5.625%, 01/15/27	500	501
Total Entertainment		1,577
Financial Services — 1.8%
Ally Financial
5.750%, 11/20/25	500	507
KCG Holdings (C)
6.875%, 03/15/20	500	499
Total Financial Services		1,006
Food, Beverage & Tobacco — 1.9%
Land O’ Lakes (B)(C)
8.000%, 12/29/49	500	520
Vector Group (C)
6.125%, 02/01/25	500	514
Total Food, Beverage & Tobacco		1,034
Gas & Natural Gas — 0.9%
Teekay
8.500%, 01/15/20	500	492
Total Gas & Natural Gas		492
Industrials — 1.0%
General Electric (A)(B)
5.000%, 12/29/49	547	566
Total Industrials		566
Insurance — 0.9%
Prudential Financial (A)
5.375%, 05/15/45	500	515
Total Insurance		515
Medical Products & Services — 2.8%
Centene
6.125%, 02/15/24	500	531
DaVita
5.000%, 05/01/25	500	488
Tenet Healthcare
6.000%, 10/01/20	500	528
Total Medical Products & Services		1,547

Schedules of Investments

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pipelines — 1.0%
Cheniere Corpus Christi Holdings (C)
5.875%, 03/31/25	$500	$529
Total Pipelines		529
Real Estate Investment Trust — 1.8%
Avison Young Canada (C)
9.500%, 12/15/21	500	490
GLP Capital LP/GLP Financing II Inc
5.375%, 04/15/26	500	521
Total Real Estate Investment Trust		1,011
Retail — 1.8%
Dollar Tree
5.750%, 03/01/23	500	530
Levi Strauss
5.000%, 05/01/25	500	502
Total Retail		1,032
Telecommunication Services — 1.9%
Intelsat Jackson Holdings (C)
8.000%, 02/15/24	500	519
Level 3 Financing
5.375%, 08/15/22	500	516
Total Telecommunication Services		1,035
Telephones & Telecommunication — 1.8%
Frontier Communications
8.750%, 04/15/22	495	501
SBA Communications (C)
4.875%, 09/01/24	500	488
Total Telephones & Telecommunication		989
Trading Companies & Distributors — 1.0%
International Lease Finance
5.875%, 08/15/22	500	552
Total Trading Companies & Distributors		552
Transportation Services — 0.8%
Hertz (C)
5.500%, 10/15/24	500	420
Total Transportation Services		420
Wireless Telecommunication Services — 1.0%
Sprint Communications (C)
7.000%, 03/01/20	500	543
Total Wireless Telecommunication Services		543
Total Corporate Bonds (Cost $19,107 (000))		19,193

Description	Shares	Value (000)
Registered Investment Companies — 24.3%
Exchange Traded Funds — 13.0%
Alerian MLP ETF	449,402	$5,847
PowerShares Preferred Portfolio	94,701	1,380
Total Exchange Traded Funds		7,227
Open-End Funds — 11.3%
BlackRock Funds II — Floating Rate Income Portfolio, Institutional Class	324,338	3,324
BlackRock High Yield Portfolio, Institutional Class	385,190	2,966
Total Open-End Funds		6,290
Total Registered Investment Companies (Cost $13,062 (000))		13,517
Common Stock — 21.5%
Automotive — 0.4%
Ford Motor	8,090	100
General Motors	2,880	105
Total Automotive		205
Banks — 1.0%
New York Community Bancorp	5,253	80
Northwest Bancshares	7,660	131
People’s United Financial	5,938	111
TrustCo Bank NY	15,640	132
Valley National Bancorp	9,771	118
Total Banks		572
Chemicals — 0.2%
LyondellBasell Industries, Cl A	1,180	110
Total Chemicals		110
Computers & Services — 0.4%
Comtech Telecommunications	8,269	89
Seagate Technology	2,670	120
Total Computers & Services		209
Consumer Electronics — 0.2%
Garmin	2,730	132
Total Consumer Electronics		132
Containers & Packaging — 0.3%
Greif, Cl A	3,020	174
Total Containers & Packaging		174

Schedules of Investments	January 31, 2017

Diversified Income Fund (continued)

Description	Shares	Value (000)
E-Commerce — 0.2%
PetMed Express	5,740	$122
Total E-Commerce		122
Electrical Utilities — 2.4%
AES	8,860	101
Ameren	2,235	118
Avista	2,835	110
Consolidated Edison	1,440	107
Duke Energy	1,290	101
Entergy	1,373	99
Exelon	2,935	105
FirstEnergy	2,770	84
Hawaiian Electric Industries	3,110	104
Pinnacle West Capital	1,495	116
PPL	2,875	100
Public Service Enterprise	2,260	100
Southern	2,060	102
Total Electrical Utilities		1,347
Food, Beverage & Tobacco — 0.7%
Altria Group	1,708	121
Philip Morris International	1,130	109
Universal	1,973	134
Total Food, Beverage & Tobacco		364
Household Products — 0.2%
Tupperware Brands	1,680	101
Total Household Products		101
Insurance — 0.4%
Old Republic International	5,500	114
Safety Insurance Group	1,729	124
Total Insurance		238
Medical Products & Services — 0.3%
Meridian Bioscience	5,180	68
Quality Systems*	5,330	80
Total Medical Products & Services		148
Office Furniture & Fixtures — 0.2%
Pitney Bowes	6,470	103
Total Office Furniture & Fixtures		103
Paper & Paper Products — 0.4%
Domtar	2,590	113
Schweitzer-Mauduit International	2,658	118
Total Paper & Paper Products		231

Description	Shares	Value (000)
Petroleum & Fuel Products — 0.4%
Chevron	1,100	$122
Helmerich & Payne	1,680	120
Total Petroleum & Fuel Products		242
Petroleum Refining — 0.4%
HollyFrontier	3,310	96
Valero Energy	1,840	121
Total Petroleum Refining		217
Pharmaceuticals — 0.2%
Pfizer	2,710	86
Total Pharmaceuticals		86
Real Estate Investment Trust — 12.3%
Apple Hospitality	6,750	135
Brandywine Realty Trust	7,980	129
Care Capital Properties	4,772	118
CBL & Associates Properties	12,790	139
Colony NorthStar, Cl A	10,369	144
Columbia Property Trust	5,980	133
Communications Sales & Leasing	5,030	132
CoreCivic	3,685	107
Corporate Office Properties Trust	4,625	147
DDR	7,200	109
DiamondRock Hospitality	14,040	158
Digital Realty Trust	1,310	141
DuPont Fabros Technology	2,920	139
EastGroup Properties	1,930	137
EPR Properties	1,760	130
Gaming and Leisure Properties	3,760	119
GEO Group	3,735	155
HCP	3,770	114
Healthcare Realty Trust	3,905	118
Healthcare Trust of America, Cl A	4,110	120
Highwoods Properties	5	—
Hospitality Properties Trust	4,855	151
Host Hotels & Resorts	8,130	147
Iron Mountain	3,360	120
Kite Realty Group Trust	4,590	110
Lamar Advertising, Cl A	1,930	146
LaSalle Hotel Properties	5,430	164
Lexington Realty Trust	13,140	141
Liberty Property Trust	3,315	127
Medical Properties Trust	16,705	213
National Retail Properties	2,770	121
Omega Healthcare Investors	7,075	227
Outfront Media	5,630	154

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)
Real Estate Investment Trust (continued)
Pebblebrook Hotel Trust	4,940	$148
Piedmont Office Realty Trust, Cl A	6,270	136
Potlatch	3,610	149
Quality Care Properties*	750	14
Rayonier	4,800	134
Realty Income	2,065	123
Retail Properties of America, Cl A	7,890	118
RLJ Lodging Trust	6,180	143
Ryman Hospitality Properties	2,570	157
Senior Housing Properties Trust	6,610	126
Spirit Realty Capital	10,900	115
Sunstone Hotel Investors	10,410	153
Ventas	1,870	115
Washington Prime Group	12,310	119
Washington Real Estate Investment Trust	4,215	133
Welltower	1,795	119
Weyerhaeuser	3,960	124
WP Carey	1,930	120
Xenia Hotels & Resorts	7,840	144
Total Real Estate Investment Trust		6,835
Retail — 0.4%
GameStop, Cl A	3,210	79
Guess?	4,870	62
Mattel	4,110	108
Total Retail		249
Telephones & Telecommunication — 0.5%
AT&T	2,825	119
CenturyLink	3,345	86
Verizon Communications	2,010	99
Total Telephones & Telecommunication		304
Total Common Stock (Cost $10,458 (000))		11,989
Preferred Stock — 15.8%
Banks — 1.8%
Bank of America
7.250%*(B)(D)	410	489
Citigroup
6.300% (B)	20,000	516
Total Banks		1,005
Electrical Utilities — 1.7%
Entergy New Orleans
5.500%, 04/01/2066	20,000	498

Description	Shares	Value (000)
Electrical Utilities (continued)
Southern
5.250%, 10/01/2076	20,000	$461
Total Electrical Utilities		959
Financial Services — 2.5%
Morgan Stanley
6.875% (A)(B)	20,000	551
PPL Capital Funding
5.900%, 04/30/2073	22,900	574
State Street
5.900% (A)(B)	10,000	263
Total Financial Services		1,388
Gas & Natural Gas — 0.9%
Teekay LNG Partners
9.000% (B)	20,000	498
Total Gas & Natural Gas		498
Insurance — 1.8%
AmTrust Financial Services
7.500% (B)	20,000	509
Maiden Holdings North America
8.000%, 03/27/2042	19,000	484
Total Insurance		993
Internet — 0.9%
eBay
6.000%, 02/01/2056	20,000	518
Total Internet		518
Pipelines — 0.9%
NuStar Logistics
7.625%, 01/15/2043 (A)	19,490	507
Total Pipelines		507
Real Estate Investment Trust — 2.7%
DDR
6.250% (B)	20,000	502
Digital Realty Trust
5.875% (B)	20,000	492
Public Storage
5.400% (B)	20,000	481
Total Real Estate Investment Trust		1,475

Schedules of Investments	January 31, 2017

Diversified Income Fund (concluded)

Description	Shares	Value (000)
Telephones & Telecommunication — 0.9%
Qwest
6.125%, 06/01/2053	20,000	$491
Total Telephones & Telecommunication		491
Transportation Services — 0.8%
Costamare
7.625% (B)	20,000	425
Total Transportation Services		425
Wireless Telecommunication Services — 0.9%
United States Cellular 7.250%, 12/01/2063	20,000	525
Total Wireless Telecommunication Services		525
Total Preferred Stock (Cost $8,811 (000))		8,784
Cash Equivalent (D) — 3.6%
Federated Government Obligations Fund, Cl I, 0.270%	1,986,307	1,986
Total Cash Equivalent (Cost $1,986 (000))		1,986
Total Investments — 99.7% (Cost $53,424 (000))		$55,469

Percentages are based on net assets of $55,657 (000).

*	Non-income producing security.
(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2017.
(B)	Perpetual Maturity
(C)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On January 31, 2017, the value of these securities amounted to $8,710 (000), representing 15.6% of the net assets.
(D)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 94.3%
Australia — 1.1%
BHP Billiton ADR	65,236	$2,694
Total Australia		2,694
Austria — 4.5%
Erste Group Bank	124,803	3,795
Schoeller-Bleckmann Oilfield Equipment	44,293	3,341
Voestalpine	99,327	4,208
Total Austria		11,344
Brazil — 1.8%
Banco Bradesco ADR	446,128	4,609
Total Brazil		4,609
Canada — 2.6%
Magna International	91,290	3,942
Rogers Communications, Cl B	57,838	2,510
Total Canada		6,452
Colombia — 1.2%
Bancolombia ADR	82,063	3,107
Total Colombia		3,107
Czech Republic — 0.8%
Komercni Banka	60,528	2,142
Total Czech Republic		2,142
France — 4.6%
Safran	59,150	4,008
Societe Generale	73,952	3,617
Sodexo	35,443	3,920
Total France		11,545
Germany — 1.7%
Continental	21,710	4,240
Total Germany		4,240
Hong Kong — 6.5%
Anhui Conch Cement, Cl H (A)	935,000	3,007
BYD, Cl H (A)	386,500	2,145
China Life Insurance, Cl H (A)	2,031,000	5,589
Orient Overseas International (A)	514,700	2,656
Shanghai Fosun Pharmaceutical Group, Cl H (A)	962,000	3,195
Total Hong Kong		16,592

Description	Shares	Value (000)
India — 4.0%
HDFC Bank ADR	82,504	$5,687
ICICI Bank ADR	573,729	4,446
Total India		10,133
Indonesia — 0.9%
Indofood Sukses Makmur	3,971,300	2,357
Total Indonesia		2,357
Ireland — 2.8%
Shire	128,172	7,062
Total Ireland		7,062
Italy — 1.9%
Prysmian	181,054	4,708
Total Italy		4,708
Japan — 6.0%
Denso	148,600	6,469
Hitachi	592,000	3,406
Secom	74,000	5,368
Total Japan		15,243
Mexico — 1.4%
Grupo Financiero Banorte, Cl O	742,500	3,575
Total Mexico		3,575
Netherlands — 1.2%
Royal Dutch Shell, Cl A	110,518	2,991
Total Netherlands		2,991
Norway — 5.9%
DNB	405,541	6,782
Norsk Hydro	702,386	4,011
StatoilHydro ADR	218,730	4,084
Total Norway		14,877
Panama — 2.6%
Carnival	116,302	6,441
Total Panama		6,441
Singapore — 2.4%
DBS Group Holdings	282,000	3,797
United Industrial	1,070,600	2,151
Total Singapore		5,948

Schedules of Investments	January 31, 2017

Diversified International Fund (concluded)

Description	Shares	Value (000)
South Korea — 3.2%
Hyundai Mobis	16,961	$3,532
Samsung Electronics	2,630	4,465
Total South Korea		7,997
Spain — 4.0%
Abertis Infraestructuras	192,595	2,757
Amadeus IT Group, Cl A	161,107	7,442
Total Spain		10,199
Sweden — 1.3%
Getinge, Cl B	201,674	3,262
Total Sweden		3,262
Switzerland — 6.1%
Credit Suisse Group ADR	227,385	3,456
Novartis ADR	83,913	6,203
Roche Holding	24,494	5,785
Total Switzerland		15,444
Taiwan — 5.0%
Advanced Semiconductor Engineering (A)	3,546,000	3,938
Hon Hai Precision Industry (A)	1,701,100	4,569
Taiwan Semiconductor Manufacturing (A)	673,000	3,992
Total Taiwan		12,499
Turkey — 1.1%
Akbank	1,232,417	2,742
Total Turkey		2,742
United Kingdom — 10.2%
Barclays	2,385,588	6,586
Diageo	205,124	5,686
HSBC Holdings	600,126	5,107
ITV	1,625,418	4,155
Rio Tinto ADR	94,155	4,217
Total United Kingdom		25,751
United States — 9.5%
Core Laboratories	53,642	6,267
Everest Re Group	24,312	5,347
ICON*	113,114	9,508
Teva Pharmaceutical Industries ADR	85,493	2,858
Total United States		23,980
Total Common Stock (Cost $191,453 (000))		237,934

Description	Shares	Value (000)
Registered Investment Company — 1.9%
Exchange Traded Fund — 1.9%
iShares MSCI EAFE Index Fund	81,256	$4,845
Total Exchange Traded Funds		4,845
Total Registered Investment Company (Cost $4,602 (000))		4,845
Cash Equivalents (B) — 3.5%
Dreyfus Government Cash Management, Cl I, 0.480%	6,716,140	6,716
Federated Government Obligations Fund, Cl I, 0.270%	2,247,972	2,248
Total Cash Equivalents (Cost $8,964 (000))		8,964
Total Investments — 99.7% (Cost $205,019 (000))		$251,743

Percentages are based on net assets of $252,442 (000).

*	Non-income producing security.
(A)	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure. The total value of such securities as of January 31, 2017 was $29,091 (000) and represents 11.5% of the net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2017.

ADR — American Depositary Receipt

Cl — Class

EAFE — Europe, Australasia and the Far East

MSCI — Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Dynamic Asset Allocation Fund

Description	Shares	Value (000)
Registered Investment Companies — 97.9%
Exchange Traded Funds — 97.9%
Alerian MLP ETF	21,000	$273
First Trust North American Energy Infrastructure Fund	5,260	133
iShares Commodities Select Strategy ETF	8,480	295
iShares Core S&P 500 ETF	1,975	452
iShares Core U.S. Aggregate Bond ETF	740	80
iShares iBoxx $ High Yield Corporate Bond ETF	1,060	93
iShares MSCI EAFE Index Fund	4,530	270
iShares MSCI EAFE Small-Capital ETF	1,720	89
iShares MSCI Emerging Markets ETF	8,000	299
iShares MSCI Frontier 100 ETF	3,270	90
iShares Russell 2000 ETF	1,670	226
PIMCO Enhanced Short Maturity Active ETF	1,350	137
PowerShares Senior Loan Portfolio	5,840	136
SPDR S&P Emerging Markets SmallCap ETF	2,105	89
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	1,500	27
Total Exchange Traded Funds		2,689
Total Registered Investment Companies (Cost $2,556 (000))		2,689
Cash Equivalent (A) — 3.7%
Federated Government Obligations Fund, Cl I, 0.270%	100,483	100
Total Cash Equivalent (Cost $100 (000))		100
Total Investments — 101.6% (Cost $2,656 (000))		$2,789

Percentages are based on net assets of $2,746 (000).

(A)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

EAFE — Europe, Australasia and the Far East

EM — Emerging Market

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

MSCI — Morgan Stanley Capital International

S&P — Standard & Poor’s

SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2017

International Small Cap Fund

Description	Shares	Value (000)
Common Stock — 97.7%
Australia — 7.9%
Australian Pharmaceutical Industries	15,700	$22
Aveo Group	96,400	233
BlueScope Steel	5,500	47
HFA Holdings	75,200	122
Resolute Mining	22,300	25
Sandfire Resources NL	10,100	50
Sirtex Medical (A)	1,700	19
Villa World	24,500	45
Vocus Group	15,700	48
Whitehaven Coal*	16,500	36
WPP AUNZ	52,200	42
Total Australia		689
Belgium — 1.1%
D’ieteren	2,100	95
Total Belgium		95
Canada — 6.1%
Alaris Royalty	14,400	243
Canfor*	3,100	34
Centerra Gold	8,900	44
High Arctic Energy Services	7,600	36
Hudbay Minerals	5,200	41
Kirkland Lake Gold*	4,900	35
Lucara Diamond	12,300	28
Sprott	21,600	38
Supremex	8,100	31
Total Canada		530
France — 4.1%
Derichebourg	10,700	49
Faurecia	500	22
Groupe Fnac*	2,600	168
Ipsen	700	54
Nexans	700	41
Technicolor	5,000	21
Total France		355
Germany — 6.1%
AURELIUS Equity Opportunities & KGaA	3,408	214
Deutz	6,089	40
Homag Group	1,842	86
PATRIZIA Immobilien*	11,631	187
Total Germany		527

Description	Shares	Value (000)
Hong Kong — 4.3%
Chaowei Power Holdings (B)	38,000	$31
Hisense Kelon Electrical Holdings, Cl A (B)	136,000	124
Kingboard Chemical Holdings (B)	12,000	41
PCCW (B)	101,000	61
SmarTone Telecommunications Holdings (B)	34,000	47
Tianneng Power International (B)	79,000	70
Total Hong Kong		374
Ireland — 0.5%
Paddy Power Betfair	400	42
Total Ireland		42
Israel — 0.3%
Reit 1	9,705	29
Total Israel		29
Italy — 2.0%
Ascopiave	12,000	35
DiaSorin	1,800	108
Snai*	23,200	28
Total Italy		171
Japan — 28.6%
Daiichi Jitsugyo	34,400	207
Daiwabo Holdings	11,000	27
Diamond Dining	1,700	23
G-Tekt	2,600	49
Hakuto	1,300	12
Hosokawa Micron	8,200	57
Imasen Electric Industrial	4,000	35
Inaba Denki Sangyo	600	21
Ishihara Sangyo Kaisha*	2,000	16
Janome Sewing Machine*	6,400	48
JVC Kenwood	78,400	212
Kanematsu Electronics	1,800	42
Kasai Kogyo	11,200	130
Kawai Musical Instruments Manufacturing	100	2
Kyowa Exeo	7,400	109
LEC	1,200	39
Meiko Electronics	9,600	67
Mitsubishi Steel Manufacturing	16,000	37
Nakayama Steel Works*	5,400	36
Nichireki	5,400	44
Nippon Light Metal Holdings	15,200	37
Nippon Road	12,000	49
Nishimatsuya Chain	1,900	24
Nissin	19,000	59

Schedules of Investments

International Small Cap Fund (continued)

Description	Shares	Value (000)
Japan (continued)
Nittetsu Mining	1,400	$71
Osaki Electric	3,300	35
Punch Industry	4,600	39
Ryobi	8,100	37
San-Ai Oil	8,900	68
Sanyo Denki	12,500	98
Sanyo Special Steel	34,900	185
Sekisui Plastics	5,000	37
Shinagawa Refractories	5,400	14
Shinko Plantech	9,900	71
Shizuoka Gas	4,800	31
SKY Perfect JSAT Holdings	7,600	34
Taiho Kogyo, Cl A	2,500	36
Takaoka Toko	1,800	38
Tatsuta Electric Wire and Cable	5,200	21
Tokai Rika	800	16
Tsugami	5,700	35
Unipres	900	19
YAMABIKO	4,400	62
YA-MAN	2,000	114
Yamazen	4,800	41
Total Japan		2,484
Netherlands — 0.5%
AMG Advanced Metallurgical Group	2,300	43
Total Netherlands		43
Norway — 5.6%
AF Gruppen	9,000	166
Grieg Seafood	27,200	229
Norway Royal Salmon	2,100	47
Subsea 7	3,200	43
Total Norway		485
Singapore — 5.4%
Best World International	29,000	38
China Aviation Oil Singapore	32,000	34
Mapletree Industrial Trust	179,900	210
Valuetronics Holdings	90,000	35
Yanlord Land Group	153,900	152
Total Singapore		469
South Korea — 3.6%
Aekyung Petrochemical	3,145	30
Daehan Steel	2,990	24
Danawa*	9,377	57
Korea Petrochemical Industries	210	50

Description	Shares	Value (000)
South Korea (continued)
Oyang*	2,724	$34
Poongsan	1,320	49
SIMMTECH*	3,297	35
Visang Education*	2,529	36
Total South Korea		315
Spain — 1.8%
Cia de Distribucion Integral Logista Holdings	1,400	34
Gamesa Tecnologica	4,300	90
Hispania Activos Inmobiliarios SOCIMI	2,800	34
Total Spain		158
Sweden — 2.6%
Boliden	1,000	29
Orexo*	6,000	22
Probi	2,300	137
SSAB	10,800	37
Total Sweden		225
Switzerland — 1.5%
Lonza Group	715	131
Total Switzerland		131
United Kingdom — 15.3%
Amino Technologies	23,400	53
Beazley	37,400	191
BGEO Group	1,800	67
Centamin	53,100	105
Clinigen Group	22,000	218
Conviviality	40,900	130
GVC Holdings	19,200	146
Indivior	10,800	40
Plus500	3,500	18
Polypipe Group	8,300	35
Spirent Communications	98,800	121
SThree	8,900	36
Zoopla Property Group	36,400	168
Total United Kingdom		1,328
United States — 0.4%
Orbotech*	1,000	35
Total United States		35
Total Common Stock (Cost $7,920 (000))		8,485

Schedules of Investments	January 31, 2017

International Small Cap Fund (concluded)

Description	Shares	Value (000)
Cash Equivalents (C) — 1.9%
Federated Government Obligations Fund, Cl I, 0.270%	87,562	$88
Dreyfus Government Cash Management, Cl I, 0.480%	72,346	72
Total Cash Equivalents (Cost $160 (000))		160
Total Investments — 99.6% (Cost $8,080 (000))		$8,645

Percentages are based on net assets of $8,682 (000).

*	Non-income producing security.
(A)	Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The total value of such Securities as of January 31, 2017 was $19 (000) and represents 0.2% of Net Assets.
(B)	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure. The total value of such securities as of January 31, 2017 was $374 (000) and represents 4.3% of the net assets.
(C)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 93.5%
Louisiana — 93.5%
Central Community School System, GO Callable 03/01/24 @ 100
4.000%, 03/01/30	$150	$157
Desoto Parish School Board, RB Callable 05/01/22 @ 100
3.500%, 05/01/32	270	272
East Ouachita Parish School District, Ser A, GO Callable 03/01/25 @ 100
4.000%, 03/01/26	100	108
Iberia Parishwide School District, GO Callable 03/01/24 @ 100
3.750%, 03/01/33	275	279
Lafayette, Consolidated Government, RB, AGM Callable 11/01/25 @ 100
3.750%, 11/01/31	50	50
Lafayette, Consolidated Government, RB Callable 11/01/20 @ 100
4.750%, 11/01/35	200	217
Lafayette, Parish Law Enforcement District, Limited Tax, GO Callable 03/01/22 @ 100
3.250%, 03/01/32	280	279
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB Callable 12/01/21 @ 100
4.125%, 12/01/32	300	308
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM Callable 09/01/21 @ 100
4.625%, 09/01/41	300	313
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/41	325	355
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM Callable 09/01/22 @ 100
4.000%, 09/01/37	200	202

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB Callable 11/01/25 @ 100
5.000%, 11/01/32	$250	$284
Louisiana, Local Government Environmental Facilities & Community Development Authority, RB Callable 10/01/24 @ 100
5.000%, 10/01/34	250	281
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/40	210	224
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM Callable 07/01/21 @ 100
4.900%, 07/01/41	175	186
Louisiana, State Gasoline & Fuels Tax Revenue, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/37	165	180
Louisiana, State Transportation Authority, Ser A, RB Callable 08/15/23 @ 100
4.500%, 08/15/43	250	265
Louisiana, State University & Agricultural & Mechanical College, Auxiliary, Ser A, RB Pre-Refunded @ 100
5.000%, 07/01/35 (A)	100	112
Parish of Ascension Louisiana, RB, AGM Callable 04/01/18 @ 100
3.250%, 04/01/35	215	204
Parish of St. John the Baptist Louisiana, GO Callable 03/01/25 @ 100
3.500%, 03/01/30	110	110
Plaquemines Parish, Ser A, RB Callable 03/01/20 @ 101
4.550%, 03/01/28	115	123
St. Charles Parish School District No. 1, GO Callable 03/01/22 @ 100
3.000%, 03/01/30	300	292

Schedules of Investments	January 31, 2017

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Louisiana (continued)
St. Martin Parish School Board, GO, AGM Callable 03/01/21 @ 100
5.000%, 03/01/31	$100	$109
St. Tammany Parish Hospital Service District No. 2, GO Callable 03/01/22 @ 100
3.125%, 03/01/32	260	258
St. Tammany Parish Recreation District No. 14, GO Callable 04/01/24 @ 100
3.750%, 04/01/34	275	284
Tangipahoa Parish, Water District Project, RB, AMBAC Callable 04/01/17 @ 100
4.375%, 04/01/47	250	251
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB Callable 04/01/20 @ 100
5.000%, 04/01/28	150	161
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM Callable 04/01/21 @ 100
5.250%, 04/01/36	100	109
Town of Livingston Louisiana, RB Pre-Refunded @ 100
5.300%, 08/01/21 (A)	250	290
West Ouachita Parish School District, RB Callable 09/01/25 @ 100
3.750%, 09/01/34	290	295
Zachary Community School District No. 1, GO Callable 03/01/22 @ 100
3.500%, 03/01/32	200	202
Total Louisiana		6,760
Total Municipal Bonds (Cost $6,489 (000))		6,760
Cash Equivalent (B) — 5.4%
Federated Government Obligations Fund, Cl I, 0.270%	392,732	393
Total Cash Equivalent (Cost $393 (000))		393
Total Investments — 98.9% (Cost $6,882 (000))		$7,153

Percentages are based on net assets of $7,229 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2017.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Microcap Fund

Description	Shares	Value (000)
Common Stock — 96.6%
Agriculture — 1.3%
American Vanguard	6,435	$111
Total Agriculture		111
Automotive — 1.2%
Stoneridge*	6,300	103
Total Automotive		103
Banks — 6.6%
First Community Bancshares	4,620	134
NMI Holdings, Cl A*	12,800	138
OFG Bancorp	9,950	132
Security National Financial, Cl A*	19,862	140
Total Banks		544
Beauty Products — 1.5%
Natural Health Trends	4,805	120
Total Beauty Products		120
Broadcasting, Newspapers and Advertising — 1.3%
Entercom Communications, Cl A	7,500	107
Total Broadcasting, Newspapers and Advertising		107
Building & Construction — 1.4%
Taylor Morrison Home, Cl A*	5,800	113
Total Building & Construction		113
Casinos & Gaming — 1.2%
Monarch Casino & Resort*	4,306	102
Total Casinos & Gaming		102
Chemicals — 5.9%
Chase	1,575	138
Ciner Resources (A)	4,120	130
Core Molding Technologies*	6,550	101
Hawkins	2,315	124
Total Chemicals		493
Commercial Services — 3.2%
CECO Environmental	9,650	127
DLH Holdings*	22,500	136
Total Commercial Services		263
Computers & Services — 5.4%
Bel Fuse, Cl B	6,256	200
ClearOne	10,625	133

Description	Shares	Value (000)
Computers & Services (continued)
Computer Services	2,840	$119
Total Computers & Services		452
Data Processing & Outsourced Services — 3.4%
RPX*	11,173	121
Willdan Group*	6,030	163
Total Data Processing & Outsourced Services		284
Diversified Support Services — 1.4%
VSE	3,205	119
Total Diversified Support Services		119
Electrical Utilities — 1.5%
Spark Energy, Cl A	4,775	123
Total Electrical Utilities		123
Engineering Services — 1.9%
Goldfield*	26,500	160
Total Engineering Services		160
Entertainment — 3.4%
500.com, Cl A*	7,550	101
Intrawest Resorts Holdings*	8,673	179
Total Entertainment		280
Financial Services — 11.8%
Consumer Portfolio Services*	24,300	116
Ellington Financial (A)	7,832	123
Enova International*	10,000	141
Hennessy Advisors	3,830	107
International. FCStone*	3,310	122
Manning & Napier, Cl A	13,630	95
Nicholas Financial*	11,100	122
Regional Management*	6,200	155
Total Financial Services		981
Home Furnishings — 1.7%
Hooker Furniture	4,350	144
Total Home Furnishings		144
Insurance — 5.5%
EMC Insurance Group	3,601	105
Hallmark Financial Services*	9,596	105
Heritage Insurance Holdings	7,900	112
Kingstone	10,975	131
Total Insurance		453

Schedules of Investments	January 31, 2017

Microcap Fund (concluded)

Description	Shares	Value (000)
Machinery — 1.5%
Columbus McKinnon	4,638	$127
Total Machinery		127
Manufacturing — 1.5%
Omega Protein	4,800	120
Total Manufacturing		120
Materials — 1.5%
Monarch Cement	2,714	127
Total Materials		127
Medical Products & Services — 5.8%
Addus HomeCare*	3,650	125
Exactech*	4,620	114
FONAR*	6,130	116
Kewaunee Scientific	4,830	122
Total Medical Products & Services		477
Petroleum & Fuel Products — 5.9%
Approach Resources*	34,655	113
Natural Gas Services Group*	4,300	123
North Atlantic Drilling*	36,000	101
Sanchez Production Partners (A)	10,575	149
Total Petroleum & Fuel Products		486
Petroleum Refining — 1.5%
REX American Resources*	1,500	125
Total Petroleum Refining		125
Real Estate Investment Trust — 7.9%
Arbor Realty Trust	15,850	117
Ares Commercial Real Estate	8,080	109
Dynex Capital	16,900	113
Mortgage Investment Trust	6,500	114
One Liberty Properties	4,200	97
Whitestone, Cl B	7,700	107
Total Real Estate Investment Trust		657
Retail — 3.9%
El Pollo Loco Holdings*	8,340	104
JAKKS Pacific*	15,830	81
Transcat*	11,614	140
Total Retail		325

Description	Shares	Value (000)
Semi-Conductors & Instruments — 3.2%
AXT*	24,970	$143
IEC Electronics*	33,950	123
Total Semi-Conductors & Instruments		266
Telecommunication Services — 2.8%
ARI Network Services*	22,320	118
MeetMe*	22,955	113
Total Telecommunication Services		231
Trading Companies & Distributors — 1.5%
Titan Machinery*	8,737	121
Total Trading Companies & Distributors		121
Total Common Stock (Cost $7,139 (000))		8,014
Cash Equivalent (B) — 2.2%
Federated Government Obligations Fund, Cl I, 0.270%	184,648	185
Total Cash Equivalent (Cost $185 (000))		185
Total Investments — 98.8% (Cost $7,324 (000))		$8,199

Percentages are based on net assets of $8,302 (000).

*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At January 31, 2017, these securities amounted to $402 (000) or 4.8% of net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 95.8%
Mississippi — 95.8%
Clinton Public School District, GO Callable 10/01/21 @ 100
2.750%, 10/01/28	$200	$201
County of Lauderdale Mississippi, GO Callable 11/01/25 @ 100
3.250%, 11/01/31	250	248
Callable 11/01/25 @ 100
3.000%, 11/01/30	100	97
Jackson, State University Educational Building Project, Ser A-1, RB Callable 03/01/20 @ 100
5.000%, 03/01/34	645	698
Mississippi State, Capital Improvement Project, Ser A, GO Callable 10/01/21 @ 100
4.000%, 10/01/36	900	930
Callable 10/01/21 @ 100
3.750%, 10/01/31	910	934
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB, AGM Callable 12/01/20 @ 100
4.500%, 12/01/30	100	108
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	217
Mississippi, Development Bank, Flowood Refunding Project, RB Callable 11/01/21 @ 100
4.125%, 11/01/31	950	987
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	233
5.250%, 01/01/34	1,200	1,479
Mississippi, Development Bank, Hinds Community College District Project, RB, AGC
Pre-Refunded @ 100
5.375%, 10/01/19 (A)	50	55
Mississippi, Development Bank, Hinds Community College Project, RB, AGM Callable 04/01/21 @ 100
5.125%, 04/01/41	400	430
Mississippi, Development Bank, Jackson Public School District Project, RB Callable 04/01/23 @ 100
5.000%, 04/01/28	575	646

Description	Face Amount (000)	Value (000)
Mississippi (continued)
Mississippi, Development Bank, Jackson Water & Sewer Project, RB, AGM Callable 09/01/22 @ 100
3.500%, 09/01/34	$700	$690
Mississippi, Development Bank, Jones County Junior College Project, RB, AGC
Pre-Refunded @ 100
5.000%, 03/01/19 (A)	75	81
Mississippi, Development Bank, Jones County Junior College Project, RB, BAM Callable 05/01/26 @ 100
3.500%, 05/01/35	200	186
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM Callable 04/01/21 @ 100
5.500%, 04/01/30	385	430
Callable 04/01/21 @ 100
5.250%, 04/01/27	305	340
Callable 04/01/21 @ 100
5.125%, 04/01/26	50	56
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	400	452
Mississippi, Development Bank, Marshall Country Industrial Development Authority, RB Callable 01/01/25 @ 100
3.750%, 01/01/35	200	198
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM Callable 12/01/21 @ 100
4.000%, 12/01/31	455	470
Mississippi, Development Bank, Pearl River Community College Project, RB, AGM Callable 09/01/22 @ 100
3.375%, 09/01/36	900	861
Mississippi, Development Bank, Tax Increment Financing Project, TA Callable 05/01/19 @ 100
4.500%, 05/01/24	120	126
Mississippi, Development Bank, Water & Sewer Project, RB, AGC
Pre-Refunded @ 100
5.250%, 07/01/20 (A)	230	259
Mississippi, Development Bank, Water & Sewer Project, RB, AGM Callable 03/01/22 @ 100
3.500%, 03/01/32	400	401

Schedules of Investments	January 31, 2017

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Mississippi (continued)
Mississippi, State University Educational Building, RB Callable 08/01/21 @ 100
5.000%, 08/01/41	$705	$778
Oxford School District, School Improvement Project, GO Callable 04/01/21 @ 100
4.500%, 04/01/31	500	539
University of Mississippi Educational Building, Medical Center Educational Building, Ser A, RB Callable 06/01/22 @ 100
4.000%, 06/01/41	250	252
University of Southern Mississippi, Ser A, RB Callable 03/01/25 @ 100
3.250%, 03/01/33	500	478
Total Mississippi		13,860
Total Municipal Bonds (Cost $13,335 (000))		13,860
Cash Equivalent (B) — 3.1%
Federated Government Obligations Fund, Cl I, 0.270%	451,856	452
Total Cash Equivalent (Cost $452 (000))		452
Total Investments — 98.9% (Cost $13,787 (000))		$14,312

Percentages are based on net assets of $14,471 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2017.

AGC — Assured Guaranty Corporation

AGM — Assured Guaranty Municipal

BAM — Build America Mutual

Cl — Class

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 65.2%
Aerospace & Defense — 1.9%
Boeing	6,400	$1,046
Huntington Ingalls Industries	5,850	1,135
Northrop Grumman	4,270	978
Total Aerospace & Defense		3,159
Airlines — 0.5%
SkyWest	23,500	832
Total Airlines		832
Automotive — 2.5%
Cooper-Standard Holdings*	9,000	948
Dorman Products*	14,200	980
Gentex	53,000	1,107
Standard Motor Products	22,400	1,117
Total Automotive		4,152
Banks — 6.1%
Brookline Bancorp	75,000	1,181
Citigroup	15,700	877
East West Bancorp	17,800	916
Fulton Financial	75,800	1,380
Independent Bank	20,280	1,264
Morgan Stanley	25,000	1,062
NBT Bancorp	29,200	1,190
Texas Capital Bancshares*	15,200	1,254
Zions Bancorporation	21,700	915
Total Banks		10,039
Beauty Products — 0.8%
Avon Products*	109,500	643
Medifast	17,100	721
Total Beauty Products		1,364
Broadcasting, Newspapers and Advertising — 0.6%
Scripps Networks Interactive, Cl A	13,800	1,051
Total Broadcasting, Newspapers and Advertising		1,051
Building & Construction — 0.6%
Simpson Manufacturing	23,000	1,001
Total Building & Construction		1,001
Cable/Media — 0.6%
Cable One	1,500	949
Total Cable/Media		949

Description	Shares	Value (000)
Chemicals — 2.1%
Balchem	13,300	$1,134
Innospec	16,500	1,177
Stepan	14,300	1,117
Total Chemicals		3,428
Computer & Electronics Retail — 0.5%
Best Buy	18,100	806
Total Computer & Electronics Retail		806
Computer Software — 0.7%
Synopsys*	17,850	1,123
Total Computer Software		1,123
Computers & Services — 5.2%
Bel Fuse, Cl B	24,400	776
Broadridge Financial Solutions	17,679	1,176
Cardtronics*	21,500	1,174
F5 Networks*	6,000	804
HP	48,800	734
NETGEAR*	18,500	1,053
Seagate Technology	23,600	1,066
Western Union	37,400	732
Zebra Technologies, Cl A*	11,800	987
Total Computers & Services		8,502
Diversified Support Services — 0.6%
Viad	23,000	1,008
Total Diversified Support Services		1,008
E-Commerce — 0.6%
PetMed Express	48,000	1,017
Total E-Commerce		1,017
Electrical Components & Equipment — 1.3%
Belden	13,000	994
Vishay Intertechnology	63,200	1,049
Total Electrical Components & Equipment		2,043
Electronic Components & Equipment — 0.8%
Cognex	19,800	1,338
Total Electronic Components & Equipment		1,338
Engineering Services — 0.6%
EMCOR Group	14,000	976
Total Engineering Services		976

Schedules of Investments	January 31, 2017

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Entertainment — 2.5%
Cinemark Holdings	24,000	$1,020
John Wiley & Sons, Cl A	16,000	882
Scientific Games, Cl A*	62,700	1,066
Time Warner	11,300	1,094
Total Entertainment		4,062
Entertainment & Gaming — 0.6%
Take-Two Interactive Software*	18,300	982
Total Entertainment & Gaming		982
Environmental Services — 0.6%
Waste Management	14,100	980
Total Environmental Services		980
Financial Services — 1.2%
American Express	13,300	1,016
Discover Financial Services	12,500	866
Total Financial Services		1,882
Food, Beverage & Tobacco — 0.5%
Conagra Brands	18,700	731
Total Food, Beverage & Tobacco		731
Gas & Natural Gas — 0.5%
UGI	19,000	881
Total Gas & Natural Gas		881
Health Care Services — 0.6%
Quest Diagnostics	9,900	910
Total Health Care Services		910
Hotels & Lodging — 0.3%
Marcus	18,500	548
Total Hotels & Lodging		548
Household Products — 0.6%
Energizer Holdings	18,300	924
Total Household Products		924
Industrials — 0.6%
Carlisle	8,700	949
Total Industrials		949
Insurance — 3.5%
Allstate	12,700	955
American Financial Group	13,800	1,189

Description	Shares	Value (000)
Insurance (continued)
Aspen Insurance Holdings	19,450	$1,097
Metlife	16,000	870
Navigators Group	10,840	609
WR Berkley	15,500	1,042
Total Insurance		5,762
Machinery — 1.4%
ESCO Technologies	21,000	1,222
Illinois Tool Works	8,300	1,056
Total Machinery		2,278
Managed Health Care — 0.6%
UnitedHealth Group	6,350	1,029
Total Managed Health Care		1,029
Manufacturing — 0.5%
Post Holdings*	9,400	786
Total Manufacturing		786
Medical Products & Services — 5.4%
Amgen	4,700	737
Baxter International	18,900	906
Cerner*	16,000	859
Chemed	6,050	1,005
Express Scripts Holding*	11,300	778
Halyard Health*	26,700	1,027
HealthEquity*	13,200	611
Hill-Rom Holdings	17,600	1,036
Hologic*	24,800	1,005
Laboratory Corp of America Holdings*	6,700	899
Total Medical Products & Services		8,863
Metals & Mining — 0.5%
Steel Dynamics	25,000	845
Total Metals & Mining		845
Office Furniture & Fixtures — 0.6%
SYNNEX	8,600	1,033
Total Office Furniture & Fixtures		1,033
Paper & Paper Products — 0.6%
Packaging Corp of America	11,100	1,023
Total Paper & Paper Products		1,023
Petroleum & Fuel Products — 1.6%
Baker Hughes	12,600	795

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Petroleum & Fuel Products (continued)
Bill Barrett*	124,000	$812
Transocean*	67,300	940
Total Petroleum & Fuel Products		2,547
Petroleum Refining — 0.6%
Valero Energy	14,200	934
Total Petroleum Refining		934
Pharmaceuticals — 1.1%
Merck	15,300	948
Pfizer	24,800	787
Total Pharmaceuticals		1,735
Real Estate Investment Trust — 1.9%
American Campus Communities	17,700	860
Kilroy Realty	12,400	928
Parkway*	9,107	194
RE/MAX Holdings, Cl A	20,600	1,155
Total Real Estate Investment Trust		3,137
Retail — 4.9%
Big Lots	16,000	800
Biglari Holdings*	1,100	488
Chico’s FAS	64,800	874
Children’s Place	9,600	931
Darden Restaurants	15,290	1,120
Foot Locker	13,900	953
Kohl’s	16,000	637
Macy’s	21,200	626
UniFirst	7,050	902
Zumiez*	31,400	630
Total Retail		7,961
Semi-Conductors & Instruments — 6.5%
Advanced Energy Industries*	17,800	1,047
Cirrus Logic*	23,800	1,436
Kla-Tencor	9,500	809
Kulicke & Soffa Industries*	68,500	1,204
Lam Research	7,200	827
Plexus*	20,000	1,086
Power Integrations	17,000	1,207
Rudolph Technologies*	60,500	1,389
Sanmina*	27,400	1,067
Tessera Holding	12,000	542
Total Semi-Conductors & Instruments		10,614

Description	Shares	Value (000)
Telephones & Telecommunication — 1.0%
AT&T	22,200	$936
Verizon Communications	15,200	745
Total Telephones & Telecommunication		1,681
Waste Management Services — 0.5%
Darling Ingredients*	67,700	812
Total Waste Management Services		812
Total Common Stock (Cost $90,306 (000))		106,677
Cash Equivalent (A) — 40.8%
Federated Government Obligations Fund, Cl I, 0.270%	66,655,672	66,656
Total Cash Equivalent (Cost $66,656 (000))		66,656
Total Investments — 106.0% (Cost $156,962 (000))		$173,333

Percentages are based on net assets of $163,456 (000).
Common Stock Sold Short — (6.7)%
Aerospace & Defense — (0.2)%
Aerovironment*	(5,940)	$(156)
Triumph Group	(5,920)	(158)
Total Aerospace & Defense		(314)
Automotive — (0.2)%
Gentherm*	(4,410)	(156)
Monro Muffler Brake	(2,550)	(153)
Strattec Security	(3,570)	(110)
Total Automotive		(419)
Banks — (0.1)%
Opus Bank	(5,360)	(109)
Total Banks		(109)
Beauty Products — (0.1)%
Edgewell Personal Care*	(1,960)	(154)
Total Beauty Products		(154)
Cable/Media — (0.1)%
Liberty Global*	(4,530)	(159)
Total Cable/Media		(159)
Computer Software — (0.5)%
Callidus Software*	(8,580)	(158)
Guidewire Software*	(2,880)	(151)
Nuance Communications*	(9,510)	(151)

Schedules of Investments	January 31, 2017

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Computer Software (continued)
salesforce.com*	(2,010)	$(159)
Ultimate Software Group*	(780)	(151)
Total Computer Software		(770)
Computers & Services — (0.5)%
CalAmp*	(10,150)	(153)
Diebold Nixdorf	(5,920)	(161)
DST Systems	(1,350)	(155)
Sabre	(6,050)	(148)
Synaptics*	(2,800)	(158)
ViaSat*	(2,320)	(151)
Total Computers & Services		(926)
Consumer Products — (0.1)%
Nike, Cl B	(2,800)	(148)
Total Consumer Products		(148)
Containers & Packaging — (0.1)%
AptarGroup	(2,050)	(149)
Total Containers & Packaging		(149)
Data Processing & Outsourced Services — (0.1)%
Huron Consulting Group*	(3,350)	(152)
Total Data Processing & Outsourced Services		(152)
Diversified Support Services — (0.1)%
Mobile Mini	(5,150)	(167)
Total Diversified Support Services		(167)
Drugs — (0.2)%
Allergan	(700)	(153)
Mylan*	(4,060)	(155)
Total Drugs		(308)
E-Commerce — (0.1)%
Liberty Interactive QVC Group, Cl A*	(7,800)	(149)
Total E-Commerce		(149)
Electrical Utilities — (0.1)%
NiSource	(6,750)	(151)
Total Electrical Utilities		(151)
Engineering Services — (0.1)%
Chicago Bridge & Iron	(4,620)	(153)
Total Engineering Services		(153)

Description	Shares	Value (000)
Entertainment — (0.2)%
New Media Investment Group	(9,510)	$(145)
Penn National Gaming*	(11,380)	(157)
Total Entertainment		(302)
Financial Services — (0.1)%
Morningstar	(2,020)	(154)
Total Financial Services		(154)
Food, Beverage & Tobacco — (0.3)%
Constellation Brands, Cl A	(1,010)	(151)
Kroger	(4,320)	(147)
McCormick	(1,630)	(156)
Monster Beverage*	(3,430)	(146)
Total Food, Beverage & Tobacco		(600)
Household Products — (0.1)%
Newell Brands	(3,140)	(149)
Total Household Products		(149)
Information Technology — (0.1)%
Tableau Software, Cl A*	(3,410)	(163)
Total Information Technology		(163)
Insurance — (0.2)%
RLI	(2,580)	(153)
United Insurance Holdings	(10,130)	(139)
Total Insurance		(292)
Leasing & Renting — (0.1)%
Select Comfort*	(7,170)	(145)
Total Leasing & Renting		(145)
Machinery — (0.1)%
Proto Labs*	(2,870)	(151)
Total Machinery		(151)
Medical Products & Services — (0.7)%
Acadia Healthcare*	(3,960)	(152)
athenahealth*	(1,250)	(157)
Civitas Solutions*	(7,790)	(143)
DENTSPLY SIRONA	(2,580)	(146)
Envision Healthcare*	(2,190)	(149)
HealthStream*	(6,450)	(148)
Ligand Pharmaceuticals*	(1,490)	(158)
Surmodics*	(6,100)	(148)
Total Medical Products & Services		(1,201)

Schedules of Investments

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Metals & Mining — (0.1)%
Kaiser Aluminum	(1,910)	$(150)
Total Metals & Mining		(150)
Petroleum & Fuel Products — (0.4)%
Cabot Oil & Gas	(6,940)	(149)
Diamond Offshore Drilling*	(8,050)	(132)
EQT	(2,430)	(147)
Oceaneering International	(5,440)	(152)
Range Resources	(4,480)	(145)
Total Petroleum & Fuel Products		(725)
Printing & Publishing — (0.1)%
Ennis	(9,000)	(152)
Total Printing & Publishing		(152)
Real Estate Investment Trust — (0.2)%
Extra Space Storage	(2,080)	(150)
Jones Lang LaSalle	(1,460)	(150)
Total Real Estate Investment Trust		(300)
Retail — (1.2)%
BJ’s Restaurants*	(4,240)	(151)
Carter’s	(1,700)	(142)
Chipotle Mexican Grill, Cl A*	(370)	(156)
Dollar General	(2,020)	(149)
Hanesbrands	(6,555)	(155)
HSN	(4,440)	(157)
Kate Spade*	(8,380)	(155)
L Brands	(2,470)	(149)
Red Robin Gourmet Burgers*	(3,030)	(144)
Skechers U.S.A., Cl A*	(5,950)	(149)
Sonic	(5,950)	(148)
Tractor Supply	(1,940)	(143)
Vitamin Shoppe*	(6,590)	(143)
Total Retail		(1,941)
Transportation Services — (0.1)%
Kansas City Southern	(1,790)	(154)
Total Transportation Services		(154)

Description	Shares	Value (000)
Wireless Telecommunication Services — (0.1)%
Shenandoah Telecommunications	(5,710)	$(156)
Total Wireless Telecommunication Services		(156)
Total Common Stock Sold Short (Proceeds $(11,379))		(10,963)
Total Securities sold short — (6.7)% (Proceeds $(11,379))		$(10,963)

Percentages are based on Net Assets of $163,456 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2017

U.S. Small Cap Fund

Description	Shares	Value (000)
Common Stock — 95.8%
Aerospace & Defense — 1.9%
Huntington Ingalls Industries	1,400	$272
Total Aerospace & Defense		272
Automotive — 4.2%
Cooper Tire & Rubber	5,180	188
Gentex	10,740	224
Superior Industries International	8,780	202
Total Automotive		614
Banks — 6.2%
Federal Agricultural Mortgage, Cl C	3,810	212
HomeStreet*	7,200	189
Popular	5,540	246
WSFS Financial	5,790	262
Total Banks		909
Building & Construction — 7.9%
Gibraltar Industries*	5,660	248
Granite Construction	4,070	228
Owens Corning	3,950	218
Patrick Industries*	3,040	249
Universal Forest Products	2,100	214
Total Building & Construction		1,157
Chemicals — 3.4%
Rayonier Advanced Materials	15,300	208
Trinseo	4,550	294
Total Chemicals		502
Computers & Services — 3.4%
InterDigital	2,500	234
Lumentum Holdings*	6,860	260
Total Computers & Services		494
Consumer Services — 1.5%
Planet Fitness, Cl A	10,150	214
Total Consumer Services		214
Containers & Packaging — 1.8%
Berry Plastics Group*	5,110	261
Total Containers & Packaging		261
Electrical Utilities — 1.3%
Avista	4,750	184
Total Electrical Utilities		184

Description	Shares	Value (000)
Entertainment — 1.6%
International Game Technology	9,130	$241
Total Entertainment		241
Financial Services — 4.5%
Invesco Mortgage Capital	13,440	196
Piper Jaffray*	3,610	254
World Acceptance*	4,320	212
Total Financial Services		662
Food, Beverage & Tobacco — 1.3%
Sanderson Farms	2,150	196
Total Food, Beverage & Tobacco		196
Gas & Natural Gas — 1.5%
Tallgrass Energy Partners (A)	4,440	220
Total Gas & Natural Gas		220
Insurance — 11.7%
Amerisafe	4,270	269
First American Financial	5,080	191
James River Group Holdings	6,470	257
Maiden Holdings	13,170	234
Reinsurance Group of America, Cl A	2,320	291
RenaissanceRe Holdings	1,750	239
Universal Insurance Holdings	8,500	222
Total Insurance		1,703
Machinery — 3.8%
Global Brass & Copper Holdings	8,690	288
Kadant	4,250	262
Total Machinery		550
Manufacturing — 1.4%
John B Sanfilippo & Son	3,230	212
Total Manufacturing		212
Medical Products & Services — 2.8%
Five Prime Therapeutics*	4,010	183
United Therapeutics*	1,380	226
Total Medical Products & Services		409
Metals & Mining — 1.1%
Coeur Mining*	13,560	158
Total Metals & Mining		158

Schedules of Investments

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)
Petroleum & Fuel Products — 8.0%
Callon Petroleum*	13,000	$199
Parsley Energy, Cl A*	6,450	227
Patterson-UTI Energy	9,230	259
QEP Resources	10,120	176
RPC	13,980	301
Total Petroleum & Fuel Products		1,162
Petroleum Refining — 1.4%
REX American Resources*	2,500	207
Total Petroleum Refining		207
Printing & Publishing — 1.6%
Deluxe	3,300	240
Total Printing & Publishing		240
Real Estate Investment Trust — 7.4%
Highwoods Properties	3,770	194
PS Business Parks	1,850	207
Re/Max Holdings, Cl A	3,930	220
Sabra Health Care	8,310	211
Summit Hotel Properties	15,650	248
Total Real Estate Investment Trust		1,080
Retail — 5.3%
Children’s Place	2,210	214
Finish Line, Cl A	8,910	153
Pier 1 Imports	24,690	180
UniFirst	1,790	229
Total Retail		776
Semi-Conductors & Instruments — 7.0%
Cirrus Logic*	4,130	249
Nanometrics*	9,530	245
Rudolph Technologies*	9,930	228
Tessera Holding	6,590	298
Total Semi-Conductors & Instruments		1,020
Telephones & Telecommunication — 1.9%
IDT, Cl B	14,300	275
Total Telephones & Telecommunication		275
Transportation Services — 1.9%
Douglas Dynamics	8,250	279
Total Transportation Services		279
Total Common Stock (Cost $11,409 (000))		13,997

Description	Shares	Value (000)
Cash Equivalent (B) — 4.3%
Federated Government Obligations Fund, Cl I, 0.270%	621,163	$621
Total Cash Equivalent (Cost $621 (000))		621
Total Investments — 100.1% (Cost $12,030 (000))		$14,618

Percentages are based on net assets of $14,610 (000).

*	Non-income producing security.
(A)	Security considered Master Limited Partnership. At January 31, 2017, these securities amounted to $220 (000) or 1.5% of net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2017.

Cl — Class

The accompanying notes are an integral part of the financial statements.

This page intentionally left blank.

Statements of Assets and Liabilities (000)(1)

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund
Assets:
Investments in securities at value (Cost $545,032, $53,424 and $205,019, respectively)	$780,660	$55,469	$251,743
Receivable for investment securities sold	—	489	175
Receivable for capital shares sold	1,903	17	79
Tax Reclaim receivable	—	—	607
Accrued income	95	386	270
Prepaid expenses	43	20	18

Total Assets	782,701	56,381	252,892

Liabilities:
Payable for investment securities purchased	—	489	—
Payable for capital shares redeemed	1,027	22	64
Income Distributions Payable	—	160	—
Payable due to Adviser	622	15	198
Shareholder servicing fees payable	193	1	2
Payable due to Administrator	46	3	15
Payable due to Custodian	44	3	79
Payable due to Transfer Agent	30	8	—
Payable for distribution fees	62	1	—
Payable due to Trustees	13	1	4
Chief Compliance Officer fees payable	6	—	2
Other accrued expenses	266	21	86

Total Liabilities	2,309	724	450

Net Assets	$780,392	$55,657	$252,442

Net Assets:
Paid-in-Capital	$537,973	$63,214	$234,309
Undistributed (distributions in excess of) net investment income (accumulated net investment loss)	(626)	(480)	(345)
Accumulated net realized gain (loss) on investments	7,417	(9,122)	(28,223)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	235,628	2,045	46,701

Net Assets	$780,392	$55,657	$252,442

Institutional Class Shares**:
Net Assets	$150,676	$48,405	$244,532
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,284,567	3,620,342	11,863,724
Net Asset Value, Offering and Redemption Price Per Share	$65.95	$13.37	$20.61

Investor Class Shares:
Net Assets	$582,849	$6,514	$7,782
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	8,853,266	487,890	377,366
Net Asset Value, Offering and Redemption Price Per Share	$65.83	$13.35	$20.62

Class C Shares:
Net Assets	n/a	$738	$128
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	55,437	6,387
Net Asset Value, Offering and Redemption Price Per Share	n/a	$13.32 *	$20.09 *

Class D Shares:
Net Assets	$46,867	n/a	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	735,836	n/a	n/a
Net Asset Value, Offering and Redemption Price Per Share	$63.69	n/a	n/a

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.
**	The Burkenroad Small Cap Fund Institutional Class Shares commenced operations on May 31, 2016.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2017

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $2,656, $8,080 and $6,882, respectively)	$2,789		$8,645		$7,153
Foreign currency (Cost $0, $9 and $0, respectively)	—		10		—
Receivable for investment securities sold	407		24		—
Accrued income	—		17		95
Receivable from Adviser	—		—		2
Receivable for capital shares sold	—		2		—
Tax reclaim receivable	—		13		—
Prepaid expenses	1		1		1

Total Assets	3,197		8,712		7,251

Liabilities:
Payable for investment securities purchased	443		16		—
Income distributions payable	—		—		11
Payable for capital shares redeemed	1		—		—
Payable due to Adviser	—		3		—
Shareholder servicing fees payable	—		—		1
Payable due to Administrator	—		1		—
Payable due to Custodian	—		—		—
Payable due to Transfer Agent	6		6		6
Other accrued expenses	1		4		4

Total Liabilities	451		30		22

Net Assets	$2,746		$8,682		$7,229

Net Assets:
Paid-in-Capital	$2,944		$8,931		$7,328
Undistributed (distributions in excess of) net investment income	(10)		(101)		8
Accumulated net realized loss on investments	(321)		(713)		(378)
Net unrealized appreciation on investments (including foreign currency)	133		565		271

Net Assets	$2,746		$8,682		$7,229

Institutional Class Shares:
Net Assets	$1,764		$8,259		$3,939
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	120,375		583,204		234,636
Net Asset Value, Offering and Redemption Price Per Share	$14.65		$14.16		$16.79	*

Investor Class Shares:
Net Assets	$649		$423		$3,290
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	44,353		29,859		195,993
Net Asset Value, Offering and Redemption Price Per Share	$14.64	*	$14.16	*	$16.78	*

Class C Shares:
Net Assets	$333		$—		$—
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	22,920		13		12
Net Asset Value, Offering and Redemption Price Per Share	$14.54	*	$14.08	*	$16.88	*

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “ — ” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Microcap Fund		Mississippi Tax-Free Income Fund
Assets:
Investments in securities at value (Cost $7,324 and $13,787, respectively)	$8,199		$14,312
Receivable for investment securities sold	87		—
Receivable for capital shares sold	28		22
Accrued income	5		175
Prepaid expenses	1		2

Total Assets	8,320		14,511

Liabilities:
Payable for capital shares redeemed	3		2
Income distributions payable	—		23
Payable due to Adviser	4		—
Payable due to Transfer Agent	6		6
Payable due to Administrator	1		1
Shareholder servicing fees payable	—		2
Other accrued expenses	4		6

Total Liabilities	18		40

Net Assets	$8,302		$14,471

Net Assets:
Paid-in-Capital	$7,180		$14,761
Undistributed net investment income (accumulated net investment loss)	(7)		2
Accumulated net realized gain (loss) on investments	254		(817)
Net unrealized appreciation on investments	875		525

Net Assets	$8,302		$14,471

Institutional Class Shares:
Net Assets	$7,476		$7,877
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	433,111		485,959
Net Asset Value, Offering and Redemption Price Per Share	$17.26		$16.21

Investor Class Shares:
Net Assets	$780		$6,563
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	45,259		404,767
Net Asset Value, Offering and Redemption Price Per Share	$17.23		$16.21	*

Class C Shares:
Net Assets	$46		$31
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,722		1,913
Net Asset Value, Offering and Redemption Price Per Share	$17.01	*	$16.24	*

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “ — ” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)	As of January 31, 2017

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Assets:
Investments in securities at value (Cost $156,962 and $12,030, respectively)	$173,333	$14,618
Deposits held at Prime Broker	10,963	—
Receivable for capital shares sold	71	23
Accrued income	50	3
Prepaid expenses	21	3

Total Assets	184,438	14,647

Liabilities:
Payable for Securities sold short (Proceeds $11,379 and $0, respectively)	10,963	—
Payable due to Adviser	113	5
Payable due to Prime Broker	9,401	—
Payable due to Transfer Agent	11	6
Payable due to Administrator	10	1
Payable for capital shares redeemed	404	19
Payable due to Custodian	4	1
Shareholder servicing fees payable	14	—
Payable for distribution fees	2	—
Chief Compliance Officer fees payable	1	—
Other accrued expenses	59	5

Total Liabilities	20,982	37

Net Assets	$163,456	$14,610

Net Assets:
Paid-in-Capital	$149,703	$12,185
Undistributed net investment income (accumulated net investment loss)	(122)	(33)
Accumulated net realized loss on investments	(2,912)	(130)
Net unrealized appreciation on investments (including securities sold short)	16,787	2,588

Net Assets	$163,456	$14,610

Institutional Class Shares:
Net Assets	$100,557	$13,343
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,516,343	731,017
Net Asset Value, Offering and Redemption Price Per Share	$18.23	$18.25

Investor Class Shares:
Net Assets	$59,079	$1,082
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,314,453	59,457
Net Asset Value, Offering and Redemption Price Per Share	$17.82	$18.20

Class C Shares:
Net Assets	$3,820	$185
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	231,042	10,329
Net Asset Value, Offering and Redemption Price Per Share	$16.53	$17.89 *

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund
Investment Income:
Interest income	$—	$1,235	$—	$—
Dividend income	9,920	1,449	7,898	42
Less: Foreign Taxes Withheld	—	—	(794)	—

Total Investment Income	9,920	2,684	7,104	42

Expenses:
Investment advisory fees	6,848	397	2,789	16
Administration fees	476	37	189	1
Shareholder servicing fees — Investor Class Shares	1,578	20	29	2
Shareholder servicing fees — Class C Shares	n/a	2	—	1
Shareholder servicing fees — Class D Shares	130	n/a	n/a	n/a
Distribution fees — Class C Shares	n/a	7	1	3
Distribution fees — Class D Shares	130	n/a	n/a	n/a
Transfer agent fees	158	46	87	36
Custodian fees	219	17	354	1
Trustees’ fees	45	3	18	—
Chief Compliance Officer fees	12	1	5	—
Registration fees	67	39	47	3
Professional fees	251	19	90	1
Printing fees	183	14	64	3
Insurance and other expenses	46	15	24	3

Total Expenses	10,143	617	3,697	70

Less: Investment advisory fees waived	—	(78)	—	(16)
Less: Reimbursement from Adviser	—	—	—	(16)

Total Net Expenses	10,143	539	3,697	38

Net Investment Income (Loss)	(223)	2,145	3,407	4

Net realized gain (loss) from security transactions	16,812	(761)	5,871	82
Net realized loss from foreign currency transactions	—	—	(315)	—
Net change in unrealized appreciation (depreciation) on investments	159,145	4,814	41,899	163
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	17	—

Net Realized and Unrealized Gain (Loss) on Investments	175,957	4,053	47,472	245

Increase in Net Assets Resulting from Operations	$175,734	$6,198	$50,879	$249

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)	For the year ended January 31, 2017

	International Small Cap Fund	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund
Investment Income:
Interest income	$4	$313	$—	$566
Dividend income	247	—	122	—
Less: Foreign Taxes Withheld	(18)	—	—	—

Total Investment Income	233	313	122	566

Expenses:
Investment advisory fees	94	52	68	98
Administration fees	6	6	4	11
Shareholder servicing fees — Investor Class Shares	1	11	2	20
Shareholder servicing fees — Class C Shares	—	—	—	—
Distribution fees — Class C Shares	—	—	—	—
Custodian fees	3	3	2	5
Transfer agent fees	37	38	38	39
Trustees’ fees	—	1	1	1
Offering costs	1	—	—	—
Professional fees	3	3	3	5
Printing fees	5	3	4	5
Registration fees	2	7	3	8
Insurance and other expenses	8	8	4	9

Total Expenses	160	132	129	201

Less: Investment advisory fees waived	(27)	(52)	(24)	(59)
Less: Reimbursement from Adviser	—	(3)	—	—

Total Net Expenses	133	77	105	142

Net Investment Income	100	236	17	424

Net realized gain (loss) from security transactions	(512)	126	585	78
Net realized loss from foreign currency	(36)	—	—	—
Net change in unrealized appreciation (depreciation) on investments	1,000	(373)	955	(704)
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	—	—

Net Realized and Unrealized Gain (Loss) on Investments	452	(247)	1,540	(626)

Net Increase (Decrease) in Net Assets Resulting from Operations	$552	$(11)	$1,557	$(202)

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)

	Quantitative Long/Short Fund	U.S. Small Cap Fund
Investment Income:
Dividend income	$2,466	$199

Total Investment Income	2,466	199

Expenses:
Investment advisory fees	1,580	104
Administration fees	112	9
Shareholder servicing fees — Investor Class Shares	187	3
Shareholder servicing fees — Class C Shares	10	—
Distribution fees — Class C Shares	30	1
Transfer agent fees	66	38
Custodian fees	14	4
Trustees’ fees	11	1
Chief Compliance Officer fees	3	—
Prime Broker interest expense	136	—
Dividend expense on securities sold short	92	—
Registration fees	58	5
Professional fees	59	5
Printing fees	43	5
Insurance and other expenses	12	3

Total Expenses	2,413	178

Less: Investment advisory fees waived	—	(30)

Total Net Expenses	2,413	148

Net Investment Income	53	51

Net realized gain (loss) from security transactions	(6,529)	574
Net realized gain on securities sold short	3,071	—
Net change in unrealized appreciation (depreciation) on investments	13,858	2,525
Net change in unrealized appreciation (depreciation) on securities sold short	(204)	—

Net Realized and Unrealized Gain (Loss) on Investments	10,196	3,099

Increase in Net Assets Resulting from Operations	$10,249	$3,150

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)	For the years or period ended January 31

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund
	2017	2016	2017	2016	2017	2016
Investment Activities:
Net investment income (loss)	$(223)	$(82)	$2,145	$2,792	$3,407	$4,617
Net realized gain (loss) from investments, realized gain distributions from investment company shares and foreign currency transactions	16,812	(922)	(761)	(6,013)	5,556	(24,854)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	159,145	(29,607)	4,814	(3,105)	41,916	(38,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	175,734	(30,611)	6,198	(6,326)	50,879	(59,178)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	—	n/a	(1,708)	(2,549)	(2,947)	(4,145)
Investor Class Shares	—	—	(249)	(607)	(58)	(117)
Class C Shares	n/a	n/a	(25)	(60)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a
Net Realized Capital Gains:
Institutional Class Shares	—	n/a	—	—	—	—
Investor Class Shares	—	(5,315)	—	—	—	—
Class C Shares	n/a	n/a	—	—	—	—
Class D Shares	—	(468)	n/a	n/a	n/a	n/a
Return of Capital:
Institutional Class Shares	—	n/a	(552)	(301)	—	—
Investor Class Shares	—	—	(99)	(73)	—	—
Class C Shares	n/a	n/a	(10)	(8)	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Dividends and Distributions	—	(5,783)	(2,643)	(3,598)	(3,005)	(4,262)

Capital Share Transactions(1):
Institutional Class Shares**:
Shares issued	149,827	n/a	10,803	13,223	21,233	87,564
Shares reinvested	—	n/a	518	705	1,921	2,599
Shares redeemed	(11,688)	n/a	(6,354)	(17,835)	(114,962)	(181,193)

Net Institutional Class Shares Transactions	138,139	n/a	4,967	(3,907)	(91,808)	(91,030)

Investor Class Shares:
Shares issued	141,442	208,146	853	8,565	1,175	6,941
Shares reinvested	—	4,746	252	532	52	105
Shares redeemed	(339,345)	(241,089)	(3,653)	(11,082)	(9,748)	(31,848)

Net Investor Class Shares Transactions	(197,903)	(28,197)	(2,548)	(1,985)	(8,521)	(24,802)

Class C Shares:
Shares issued	n/a	n/a	15	131	15	2
Shares reinvested	n/a	n/a	32	62	—	—
Shares redeemed	n/a	n/a	(487)	(419)	(19)	(59)

Net Class C Shares Transactions	n/a	n/a	(440)	(226)	(4)	(57)

Class D Shares:
Shares issued	10,928	22,463	n/a	n/a	n/a	n/a
Shares reinvested	—	435	n/a	n/a	n/a	n/a
Shares redeemed	(31,624)	(15,810)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	(20,696)	7,088	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(80,460)	(21,109)	1,979	(6,118)	(100,333)	(115,889)

Total Increase (Decrease) in Net Assets	95,274	(57,503)	5,534	(16,042)	(52,459)	(179,329)

Net Assets:
Beginning of year or period	685,118	742,621	50,123	66,165	304,901	484,230

End of year or period	$780,392	$685,118	$55,657	$50,123	$252,442	$304,901

Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	$(626)	$(746)	$(480)	$(644)	$(345)	$(432)

“n/a”	designates that the Fund does not offer this class.
(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
*	Commenced operations on May 29, 2015
**	The Burkenroad Small Cap Fund Institutional Class Shares commenced operations on May 31, 2016.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (continued)

	Dynamic Asset Allocation Fund		International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2017	05/29/15 to 01/31/16*	2017	05/29/15 to 01/31/16*	2017	2016	2017	05/29/15 to 01/31/16*
Investment Activities:
Net investment income (loss)	$4	$3	$100	$(14)	$236	$289	$17	$(13)
Net realized gain (loss) from investments, realized gain distributions from investment company shares and foreign currency transactions	82	(403)	(548)	(217)	126	83	585	(332)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	163	(30)	1,000	(435)	(373)	(144)	955	(80)

Net Increase (Decrease) in Net Assets Resulting from Operations	249	(430)	552	(666)	(11)	228	1,557	(425)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(12)	(2)	(124)	(6)	(126)	(147)	(19)	—
Investor Class Shares	(2)	(1)	(5)	—	(111)	(141)	—	—
Class C Shares	—	—	—	—	—	—	—	—
Class D Shares	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Net Realized Capital Gains:
Institutional Class Shares	—	—	—	—	—	—	—	—
Investor Class Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—	—	—
Class D Shares	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Return of Capital:
Institutional Class Shares	—	—	—	—	—	—	—	—
Investor Class Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	—	—	—	—
Class D Shares	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Total Dividends and Distributions	(14)	(3)	(129)	(6)	(237)	(288)	(19)	—

Capital Share Transactions(1):
Institutional Class Shares**:
Shares issued	939	1,299	1,714	8,388	781	573	1,969	5,573
Shares reinvested	3	1	19	1	16	19	4	—
Shares redeemed	(34)	(389)	(975)	(673)	(1,642)	(801)	(333)	(763)

Net Institutional Class Shares Transactions	908	911	758	7,716	(845)	(209)	1,640	4,810

Investor Class Shares:
Shares issued	349	2,875	171	762	701	396	143	1,282
Shares reinvested	2	1	5	—	97	125	—	—
Shares redeemed	(390)	(2,049)	(360)	(122)	(2,118)	(1,089)	(517)	(214)

Net Investor Class Shares Transactions	(39)	827	(184)	640	(1,320)	(568)	(374)	1,068

Class C Shares:
Shares issued	1	413	—	3	—	—	6	61
Shares reinvested	—	—	—	—	—	—	—	—
Shares redeemed	(77)	—	(2)	—	—	(28)	(18)	(4)

Net Class C Shares Transactions	(76)	413	(2)	3	—	(28)	(12)	57

Class D Shares:
Shares issued	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	793	2,151	572	8,359	(2,165)	(805)	1,254	5,935

Total Increase (Decrease) in Net Assets	1,028	1,718	995	7,687	(2,413)	(865)	2,792	5,510

Net Assets:
Beginning of year or period	1,718	—	7,687	—	9,642	10,507	5,510	—

End of year or period	$2,746	$1,718	$8,682	$7,687	$7,229	$9,642	$8,302	$5,510

Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	$(10)	$—	$(101)	$(39)	$8	$9	$(7)	$(13)

“n/a”	designates that the Fund does not offer this class.
(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
*	Commenced operations on May 29, 2015
**	The Burkenroad Small Cap Fund Institutional Class Shares commenced operations on May 31, 2016.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2017	2016	2017	2016	2017	2016
Investment Activities:
Net investment income (loss)	$424	$484	$53	$(791)	$51	$11
Net realized gain (loss) from investments, realized gain distributions from investment company shares (including securities sold short) and foreign currency transactions	78	136	(3,458)	3,033	574	(160)
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency transactions	(704)	(345)	13,654	(5,872)	2,525	(95)

Net Increase (Decrease) in Net Assets Resulting from Operations	(202)	275	10,249	(3,630)	3,150	(244)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(229)	(240)	—	—	(81)	(17)
Investor Class Shares	(208)	(245)	—	—	(4)	—
Class C Shares	(1)	(1)	—	—	—	—
Net Realized Capital Gains:
Institutional Class Shares	—	—	—	(1,952)	—	—
Investor Class Shares	—	—	—	(1,776)	—	—
Class C Shares	—	—	—	(101)	—	—

Total Dividends and Distributions	(438)	(486)	—	(3,829)	(85)	(17)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	457	281	28,686	22,719	3,533	4,947
Shares reinvested	5	13	—	1,922	33	7
Shares redeemed	(195)	(859)	(12,367)	(7,219)	(2,416)	(1,922)

Net Institutional Class Shares Transactions	267	(565)	16,319	17,422	1,150	3,032

Investor Class Shares:
Shares issued	1,478	553	32,008	64,420	253	602
Shares reinevsted	175	210	—	1,676	4	—
Shares redeemed	(3,182)	(2,717)	(52,588)	(29,554)	(696)	(881)

Net Investor Class Shares Transactions	(1,529)	(1,954)	(20,580)	36,542	(439)	(279)

Class C Shares:
Shares issued	—	135	991	2,726	21	46
Shares reinvested	1	1	—	93	—	—
Shares redeemed	—	(107)	(1,191)	(222)	(3)	(53)

Net Class C Shares Transactions	1	29	(200)	2,597	18	(7)

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(1,261)	(2,490)	(4,461)	56,561	729	2,746

Total Increase (Decrease) in Net Assets	(1,901)	(2,701)	5,788	49,102	3,794	2,485

Net Assets:
Beginning of year or period	16,372	19,073	157,668	108,566	10,816	8,331

End of year or period	$14,471	$16,372	$163,456	$157,668	$14,610	$10,816

Undistributed (distributions in excess of) net investment income (Accumulated net investment loss)	$2	$9	$(122)	$(668)	$(33)	$(2)

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Burkenroad Small Cap Fund
INSTITUTIONAL CLASS SHARES
2017*	$57.19	$0.09	$8.67	$8.76	$—	$—	$—	$65.95
INVESTOR CLASS SHARES^
2017	$51.65	$(0.02)	$14.20	$14.18	$—	$—	$—	$65.83
2016	54.22	0.00	(2.15)	(2.15)	—	(0.42)	(0.42)	51.65
2015	55.57	(0.11)	(0.04)	(0.15)	—	(1.20)	(1.20)	54.22
2014	44.64	(0.30)	11.44	11.14	—	(0.21)	(0.21)	55.57
2013	38.02	0.61 (1)	6.93	7.54	(0.54)	(0.38)	(0.92)	44.64
CLASS D SHARES
2017	$50.10	$(0.16)	$13.75	$13.59	$—	$—	$—	$63.69
2016	52.74	(0.14)	(2.08)	(2.22)	—	(0.42)	(0.42)	50.10
2015	54.22	(0.25)	(0.03)	(0.28)	—	(1.20)	(1.20)	52.74
2014	43.66	(0.42)	11.19	10.77	—	(0.21)	(0.21)	54.22
2013	37.21	0.43 (1)	6.85	7.28	(0.45)	(0.38)	(0.83)	43.66

(1)

For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)	Portfolio turnover is for the Fund for the full year.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
*	Commenced operations on May 31, 2016. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return is for the period indicated and has not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

15.32%	$150,676	1.14%	1.14%	0.22%	38	%(3)

27.45%	$582,849	1.39%	1.39%	(0.03)%	38%
(4.01)	629,950	1.37	1.37	0.01	39
(0.34)	691,396	1.35	1.35	(0.18)	53
24.97	628,798	1.40 (2)	1.37	(0.58)	28
20.04	216,757	1.40	1.42	1.50 (1)	37

27.13%	$46,867	1.64%	1.64%	(0.28)%	38%
(4.25)	55,168	1.62	1.62	(0.26)	39
(0.59)	51,225	1.60	1.60	(0.44)	53
24.68	46,714	1.65 (2)	1.62	(0.83)	28
19.76	16,973	1.65	1.67	1.09 (1)	37

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2017	$12.56	$0.51	$0.92	$1.43	$(0.47)	$(0.15)	$—	$(0.62)
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)
2015	15.49	0.56	(0.32)	0.24	(0.66)	(0.18)	(0.10)	(0.94)
2014	15.50	0.77	(0.01)	0.76	(0.76)	—	(0.01)	(0.77)
2013#	15.00	0.18	0.48	0.66	(0.16)	—	—	(0.16)
INVESTOR CLASS SHARES^
2017	$12.54	$0.46	$0.93	$1.39	$(0.42)	$(0.16)	$—	$(0.58)
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)
2015	15.50	0.55	(0.36)	0.19	(0.65)	(0.16)	(0.10)	(0.91)
2014	15.50	0.74	—	0.74	(0.73)	—	(0.01)	(0.74)
2013#	15.00	0.23	0.42	0.65	(0.15)	—	—	(0.15)
CLASS C SHARES
2017	$12.51	$0.36	$0.93	$1.29	$(0.34)	$(0.14)	$—	$(0.48)
2016	14.77	0.49	(2.04)	(1.55)	(0.63)	(0.08)	—	(0.71)
2015	15.48	0.42	(0.33)	0.09	(0.57)	(0.13)	(0.10)	(0.80)
2014	15.50	0.60	0.01	0.61	(0.62)	—	(0.01)	(0.63)
2013#	15.00	0.17	0.45	0.62	(0.12)	—	—	(0.12)

#	Commenced operations on September 26, 2012. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

$13.37	11.56%	$48,405	0.90%	1.04%	3.84%	83%
12.56	(9.90)	40,448	0.90	1.00	4.56	77
14.79	1.37	52,046	0.90	0.99	3.56	77
15.49	5.06	53,949	0.90	0.98	4.98	74
15.50	4.44	33,018	0.90	2.77	3.33	9

$13.35	11.29%	$6,514	1.15%	1.28%	3.50%	83%
12.54	(10.11)	8,557	1.15	1.25	4.28	77
14.78	1.08	12,563	1.15	1.24	3.47	77
15.50	4.87	10,931	1.15	1.23	4.74	74
15.50	4.37	3,757	1.15	4.56	4.34	9

$13.32	10.47%	$738	1.90%	2.03%	2.75%	83%
12.51	(10.85)	1,118	1.90	2.00	3.53	77
14.77	0.43	1,556	1.90	2.00	2.66	77
15.48	4.00	1,180	1.90	1.99	3.89	74
15.50	4.16	312	1.90	5.38	3.20	9

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the year ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2017	$17.57	$0.22	$3.05	$3.27	$(0.23)	$—	$(0.23)	$20.61
2016	21.02	0.23	(3.42)	(3.19)	(0.26)	—	(0.26)	17.57
2015	21.55	0.19	(0.54)	(0.35)	(0.18)	—	(0.18)	21.02
2014	21.28	0.14	0.28	0.42	(0.12)	(0.03)	(0.15)	21.55
2013	18.59	0.11	2.79	2.90	(0.08)	(0.13)	(0.21)	21.28
INVESTOR CLASS SHARES^
2017	$17.56	$0.21	$3.00	$3.21	$(0.15)	$—	$(0.15)	$20.62
2016	20.94	0.22	(3.45)	(3.23)	(0.15)	—	(0.15)	17.56
2015	21.47	0.14	(0.55)	(0.41)	(0.12)	—	(0.12)	20.94
2014	21.21	0.10	0.25	0.35	(0.06)	(0.03)	(0.09)	21.47
2013	18.53	0.07	2.78	2.85	(0.04)	(0.13)	(0.17)	21.21
CLASS C SHARES
2017	$17.12	$0.02	$2.98	$3.00	$(0.03)	$—	$(0.03)	$20.09
2016	20.41	0.03	(3.31)	(3.28)	(0.01)	—	(0.01)	17.12
2015	20.97	(0.04)	(0.52)	(0.56)	—	—	—	20.41
2014	20.81	(0.02)	0.21	0.19	—	(0.03)	(0.03)	20.97
2013	18.30	(0.07)	2.71	2.64	—	(0.13)	(0.13)	20.81

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

18.67%	$244,532	1.26%	1.26%	1.17%	29%
(15.27)	290,492	1.24	1.24	1.09	15
(1.66)	439,801	1.20	1.20	0.83	21
1.91	297,393	1.22	1.22	0.67	19
15.68	260,248	1.25	1.25	0.59	12

18.32%	$7,782	1.51%	1.51%	1.08%	29%
(15.50)	14,295	1.49	1.49	1.05	15
(1.93)	44,232	1.45	1.45	0.61	21
1.63	46,364	1.47	1.47	0.49	19
15.42	47,075	1.50	1.50	0.40	12

17.51%	$128	2.26%	2.26%	0.13%	29%
(15.27)	114	1.24	1.24	1.09	15
(2.67)	197	2.20	2.20	(0.19)	21
0.90	183	2.21	2.21	(0.08)	19
14.48	307	2.25	2.25	(0.39)	12

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Losses on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Dynamic Asset Allocation Fund
INSTITUTIONAL CLASS SHARES
2017	$12.83	$0.06	$1.86	$1.92	$(0.10)	$—	$(0.10)	$14.65
2016*	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83
INVESTOR CLASS SHARES^
2017	$12.81	$0.03	$1.86	$1.89	$(0.06)	$—	$(0.06)	$14.64
2016*	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81
CLASS C SHARES
2017	$12.77	$(0.08)	$1.85	$1.77	$—	$—	$—	$14.54
2016*	15.00	(0.06)	(2.17)	(2.23)	—	—	—	12.77

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

14.98%	$1,764	1.40%	2.77%	0.44%	239%
(14.31)	750	1.40	3.00	0.62	379

14.74%	$649	1.65%	3.11%	0.22%	239%
(14.54)	604	1.65	2.99	(0.04)	379

13.86%	$333	2.40%	3.88%	(0.60)%	239%
(14.87)	364	2.40	3.77	(0.63)	379

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
International Small Cap Fund
INSTITUTIONAL CLASS SHARES
2017	$13.47	$0.16	$0.74	$0.90	$(0.21)	$—	$(0.21)	$14.16
2016*	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47
INVESTOR CLASS SHARES^
2017	$13.46	$0.15	$0.72	$0.87	$(0.17)	$—	$(0.17)	$14.16
2016*	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46
CLASS C SHARES
2017	$13.39	$0.03	$0.74	$0.77	$(0.08)	$—	$(0.08)	$14.08
2016*	15.00	(0.13)	(1.48)	(1.61)	—	—	—	13.39

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

6.77%	$8,259	1.55%	1.87%	1.19%	88%
(10.12)	7,102	1.55	2.27	(0.30)	29

6.50%	$423	1.80%	2.10%	1.09%	88%
(10.27)	582	1.80	2.55	(0.55)	29

5.74%	$—	2.55%	2.84%	0.25%	88%
(10.73)	3	2.55	12.35	(1.37)	29

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2017	$17.29	$0.49	$(0.49)	$0.00	$(0.50)	$—	$(0.50)	$16.79
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29
2015	15.66	0.51	1.72	2.23	(0.52)	—	(0.52)	17.37
2014	17.35	0.54	(1.66)	(1.12)	(0.55)	(0.02)	(0.57)	15.66
2013	17.09	0.56	0.27	0.83	(0.55)	(0.02)	(0.57)	17.35
INVESTOR CLASS SHARES^
2017	$17.28	$0.44	$(0.49)	$(0.05)	$(0.45)	$—	$(0.45)	$16.78
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28
2015	15.65	0.47	1.73	2.20	(0.48)	—	(0.48)	17.37
2014	17.35	0.50	(1.67)	(1.17)	(0.51)	(0.02)	(0.53)	15.65
2013	17.08	0.51	0.28	0.79	(0.50)	(0.02)	(0.52)	17.35
CLASS C SHARES
2017	$17.29	$0.61	$(0.53)	$0.08	$(0.49)	$—	$(0.49)	$16.88
2016	17.36	0.35	0.05	0.40	(0.47)	—	(0.47)	17.29
2015	15.65	0.35	1.81	2.16	(0.45)	—	(0.45)	17.36
2014‡	16.94	0.41	(1.31)	(0.90)	(0.37)	(0.02)	(0.39)	15.65

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
‡	Commenced operations May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)	Total return is for the period indicated and has not been annualized.
(2)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, the ratio of expenses to average Net Assets would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(0.06)%		$3,939	0.75%		1.38%		2.84%	5%
2.56		4,902	0.75		1.32		2.99	16
14.43		5,137	0.75		1.34		3.09	19
(6.44)		4,841	0.75		1.21		3.38	3
4.90		6,623	0.75		1.12		3.24	1

(0.31)%		$3,290	1.00%		1.63%		2.58%	5%
2.25		4,740	1.00		1.57		2.74	16
14.21		5,341	1.00		1.59		2.85	19
(6.73)		8,069	1.00		1.44		3.10	3
4.71		13,314	1.00		1.37		2.98	1

0.45%		$—	0.04	%(2)	0.06	%(2)	3.55%	5%
2.39		—	1.55	(2)	2.12		2.03	16
13.98		29	1.75		2.36		2.07	19
(5.22	)(1)	—	—	(2)	—	(2)	4.00	3 (3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Microcap Fund
INSTITUTIONAL CLASS SHARES
2017	$13.72	$0.04	$3.54	$3.58	$(0.04)	$—	$(0.04)	$17.26
2016*	15.00	(0.04)	(1.24)	(1.28)	—	—	—	13.72
INVESTOR CLASS SHARES^
2017	$13.70	$—	$3.53	$3.53	$—	$—	$—	$17.23
2016*	15.00	(0.06)	(1.24)	(1.30)	—	—	—	13.70
CLASS C SHARES
2017	$13.63	$(0.11)	$3.49	$3.38	$—	$—	$—	$17.01
2016*	15.00	(0.13)	(1.24)	(1.37)	—	—	—	13.63

*	Commenced operations May 29, 2015. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate††

26.11%	$7,476	1.50%	1.85%	0.28%	153%
(8.53)	4,491	1.50	2.48	(0.39)	153

25.77%	$780	1.75%	2.11%	(0.02)%	153%
(8.67)	969	1.75	2.70	(0.62)	153

24.80%	$46	2.50%	2.85%	(0.75)%	153%
(9.13)	50	2.50	3.90	(1.32)	153

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2017	$16.86	$0.46	$(0.63)	$(0.17)	$(0.48)	$—	$(0.48)	$16.21
2016	17.01	0.49	(0.15)	0.34	(0.49)	—	(0.49)	16.86
2015	15.51	0.50	1.51	2.01	(0.51)	—	(0.51)	17.01
2014	17.21	0.53	(1.61)	(1.08)	(0.54)	(0.08)	(0.62)	15.51
2013	17.01	0.57	0.24	0.81	(0.56)	(0.05)	(0.61)	17.21
INVESTOR CLASS SHARES^
2017	$16.87	$0.42	$(0.65)	$(0.23)	$(0.43)	$—	$(0.43)	$16.21
2016	17.01	0.45	(0.14)	0.31	(0.45)	—	(0.45)	16.87
2015	15.51	0.46	1.51	1.97	(0.47)	—	(0.47)	17.01
2014	17.21	0.50	(1.62)	(1.12)	(0.50)	(0.08)	(0.58)	15.51
2013	17.01	0.52	0.24	0.76	(0.51)	(0.05)	(0.56)	17.21
CLASS C SHARES
2017	$16.89	$0.29	$(0.63)	$(0.34)	$(0.31)	$—	$(0.31)	$16.24
2016	17.01	0.32	(0.13)	0.19	(0.31)	—	(0.31)	16.89
2015	15.51	0.62	1.39	2.01	(0.51)	—	(0.51)	17.01
2014‡	16.86	0.41	(1.32)	(0.91)	(0.36)	(0.08)	(0.44)	15.51

^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
‡	Commenced operations on May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016.
(1)	Total return is for the period indicated and has not been annualized.
(2)

Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, the ratio of expenses to average Net Assets would have been 1.75%.

(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

(1.09)%		$7,877	0.75%	1.11%	2.73%	1%
2.11		7,931	0.75	1.10	2.97	6
13.15		8,580	0.75	1.04	3.07	3
(6.28)		7,943	0.75	0.97	3.34	5
4.81		8,369	0.75	0.91	3.31	7

(1.40)%		$6,563	1.00%	1.36%	2.48%	1%
1.91		8,409	1.00	1.35	2.72	6
12.86		10,493	1.00	1.29	2.82	3
(6.51)		18,381	1.00	1.20	3.07	5
4.55		37,101	1.00	1.16	3.05	7

(2.09)%		$31	1.75%	2.11%	1.74%	1%
1.14		32	1.75	2.07	1.98	6
13.15		—	— (2)	— (2)	3.79	3
(5.34	)(1)	—	— (2)	— (2)	3.97	5 (3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2017	$17.15	$0.03	$1.05	$1.08	$—	$—	$—	$18.23
2016	17.87	(0.09)	(0.18)	(0.27)	—	(0.45)	(0.45)	17.15
2015	17.06	(0.01)	1.83	1.82	—	(1.01)	(1.01)	17.87
2014	17.59	(0.05)	2.84	2.79	(0.03)	(3.29)	(3.32)	17.06
2013	15.88	0.03	1.68	1.71	—	—	—	17.59
INVESTOR CLASS SHARES^
2017	$16.81	$(0.01)	$1.02	$1.01	$—	$—	$—	$17.82
2016	17.57	(0.13)	(0.18)	(0.31)	—	(0.45)	(0.45)	16.81
2015	16.83	(0.04)	1.79	1.75	—	(1.01)	(1.01)	17.57
2014	17.41	(0.10)	2.81	2.71	—	(3.29)	(3.29)	16.83
2013	15.75	(0.01)	1.67	1.66	—	—	—	17.41
CLASS C SHARES
2017	$15.71	$(0.13)	$0.95	$0.82	$—	$—	$—	$16.53
2016	16.58	(0.25)	(0.17)	(0.42)	—	(0.45)	(0.45)	15.71
2015	16.04	(0.17)	1.72	1.55	—	(1.01)	(1.01)	16.58
2014	16.85	(0.24)	2.72	2.48	—	(3.29)	(3.29)	16.04
2013	15.36	(0.14)	1.63	1.49	—	—	—	16.85

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017, 2016, 2015, 2014, and, 2013 was 0.92%, 1.15%, 0.84%, 0.96% and 0.90%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Class A Shares	Class C Shares
2017	1.13%	1.40%	2.14%
2016	1.35%	1.63%	2.40%
2015	1.07%	1.31%	2.08%
2014	1.21%	1.48%	2.23%
2013	1.27%	1.51%	2.31%
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets(1)(3)		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

6.30%	$100,557	1.26%		1.26%	0.18%	126%
(1.59)	78,415	1.64		1.64	(0.47)	159
10.59	64,494	1.47		1.47	(0.03)	151
15.97	52,055	1.61		1.61	(0.24)	223
10.77	49,029	1.65	(2)	1.57	0.17	107

6.01%	$59,079	1.53%		1.53%	(0.06)%	126%
(1.85)	75,436	1.92		1.92	(0.74)	159
10.32	42,614	1.70		1.70	(0.25)	151
15.70	18,640	1.88		1.88	(0.54)	223
10.54	4,993	1.89	(2)	1.83	(0.07)	107

5.22%	$3,820	2.27%		2.27%	(0.82)%	126%
(2.63)	3,817	2.69		2.69	(1.50)	159
9.58	1,458	2.47		2.47	(1.04)	151
14.82	631	2.63		2.63	(1.32)	223
9.70	21	2.69	(2)	2.60	(0.92)	107

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2017	$14.41	$0.07	$3.88	$3.95	$(0.11)	$—	$(0.11)	$18.25
2016	14.50	0.03	(0.09)	(0.06)	(0.03)	—	(0.03)	14.41
2015	14.32	0.04	0.15	0.19	(0.01)	—	(0.01)	14.50
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
INVESTOR CLASS SHARES^
2017	$14.37	$0.02	$3.88	$3.90	$(0.07)	$—	$(0.07)	$18.20
2016	14.47	(0.01)	(0.09)	(0.10)	—	—	—	14.37
2015	14.32	(0.02)	0.17	0.15	—	—	—	14.47
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS C SHARES
2017	$14.17	$(0.09)	$3.81	$3.72	$—	$—	$—	$17.89
2016	14.38	(0.11)	(0.10)	(0.21)	—	—	—	14.17
2015	14.32	(0.12)	0.18	0.06	—	—	—	14.38
2014*	15.00	—	(0.68)	(0.68)	—	—	—	14.32

*	Commenced operations December 31, 2013. Ratios for the period have been annualized.
^	Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the low level of average net assets. Under normal asset levels, ratios would have been 2.10%.
n/m	— Not meaningful. Ratio is not meaningful due to low level of net assets.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2017

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

27.41%	$13,343	1.10%	1.33%	0.42%	82%
(0.45)	9,454	1.10	1.44	0.15	61
1.32	6,704	1.10	2.18	0.27	71
(4.53)	78	1.10	n/m	(0.61)	4

27.10%	$1,082	1.35%	1.58%	0.13%	82%
(0.69)	1,232	1.35	1.71	(0.10)	61
1.05	1,489	1.35	4.63	(0.14)	71
(4.53)	586	1.31	n/m	(0.71)	4

26.25%	$185	2.10%	2.33%	(0.56)%	82%
(1.46)	130	2.07 (1)	2.46	(0.76)	61
0.42	138	2.10	4.78	(0.85)	71
(4.53)	—	0.12 (1)	n/m	0.36	4

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with 33 funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon Diversified Income Fund (the “Diversified Income Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Dynamic Asset Allocation Fund (the “Dynamic Asset Allocation Fund”), the Hancock Horizon International Small Cap Fund (the “International Small Cap Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Microcap Fund (the “Microcap Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”) and the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

Effective May 31, 2016, Class A Shares were redesignated as Investor Class Shares. The share class name had no impact on the Funds’ operations or investment policy. The Burkenroad Small Cap Fund Institutional Class Shares commenced operations on May 31, 2016.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day

January 31, 2017

thereafter, the debt security will be valued according to the Trusts’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Fair valued securities, if applicable, are identified in the Schedules of Investments.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund and International Small Cap Fund use MarkIt Fair Value. (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

Notes to Financial Statements (continued)

If a local market in which the Diversified International Fund or International Small Cap Fund owns securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above. As of January 31, 2017, the Diversified International Fund and International Small Cap Fund valued certain securities in accordance with the procedures described above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2017 (000):

	Level 1	Level 2		Level 3	Total
Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$770,575	$—		$—	$770,575
Cash Equivalent	10,085	—		—	10,085

Total Investments in Securities	$780,660	$—		$—	$780,660

Diversified Income Fund
Investments in Securities
Corporate Bonds	$—	$19,193		$—	$19,193
Registered Investment Companies	13,517	—		—	13,517
Common Stock	11,989	—		—	11,989
Preferred Stock	8,784	—		—	8,784
Cash Equivalent	1,986	—		—	1,986

Total Investments in Securities	$36,276	$19,193		$—	$55,469

Diversified International Fund
Investments in Securities
Common Stock
Australia	$2,694	$—		$—	$2,694
Austria	11,344	—		—	11,344
Brazil	4,609	—		—	4,609
Canada	6,452	—		—	6,452
Colombia	3,107	—		—	3,107
Czech Republic	2,142	—		—	2,142
France	11,545	—		—	11,545
Germany	4,240	—		—	4,240
Hong Kong	—	16,592	†	—	16,592
India	10,133	—		—	10,133
Indonesia	2,357	—		—	2,357
Ireland	7,062	—		—	7,062
Italy	4,708	—		—	4,708
Japan	15,243	—		—	15,243
Mexico	3,575	—		—	3,575
Netherlands	2,991	—		—	2,991
Norway	14,877	—		—	14,877
Panama	6,441	—		—	6,441
Singapore	5,948	—		—	5,948
South Korea	7,997	—		—	7,997
Spain	10,199	—		—	10,199
Sweden	3,262	—		—	3,262
Switzerland	15,444	—		—	15,444
Taiwan	—	12,499	†	—	12,499
Turkey	2,742	—		—	2,742
United Kingdom	25,751	—		—	25,751
United States	23,980	—		—	23,980

Total Common Stock	208,843	29,091		—	237,934

January 31, 2017

	Level 1	Level 2		Level 3	Total
Registered Investment Company	$4,845	$—		$—	$4,845
Cash Equivalent	8,964	—		—	8,964

Total Investments in Securities	$222,652	$29,091		$—	$251,743

Dynamic Asset Allocation Fund
Investments in Securities
Registered Investment Companies	$2,689	$—		$—	$2,689
Cash Equivalent	100	—		—	100

Total Investments in Securities	$2,789	$—		$—	$2,789

International Small Cap Fund
Investments in Securities
Common Stock
Australia	$670	$19		$—	$689
Belgium	95	—		—	95
Canada	530	—		—	530
France	355	—		—	355
Germany	527	—		—	527
Hong Kong	—	374	†	—	374
Ireland	42	—		—	42
Israel	29	—		—	29
Italy	171	—		—	171
Japan	2,484	—		—	2,484
Netherlands	43	—		—	43
Norway	485	—		—	485
Singapore	469	—		—	469
South Korea	315	—		—	315
Spain	158	—		—	158
Sweden	225	—		—	225
Switzerland	131	—		—	131
United Kingdom	1,328	—		—	1,328
United States	35	—		—	35

Total Common Stock	8,092	393		—	8,485

Cash Equivalents	160	—		—	160

Total Investments in Securities	$8,252	$393		$—	$8,645

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$6,760		$—	$6,760
Cash Equivalent	393	—		—	393

Total Investments in Securities	$393	$6,760		$—	$7,153

	Level 1	Level 2	Level 3	Total
Microcap Fund
Investments in Securities
Common Stock	$8,014	$—	$—	$8,014
Cash Equivalent	185	—	—	185

Total Investments in Securities	$8,199	$—	$—	$8,199

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$13,860	$—	$13,860
Cash Equivalent	452	—	—	452

Total Investments in Securities	$452	$13,860	$—	$14,312

Quantitative Long/Short Fund
Assets
Investments in Securities
Common Stock	$106,677	$—	$—	$106,677
Cash Equivalents	66,656	—	—	66,656

Total Investments in Securities	$173,333	$—	$—	$173,333

Liabilities
Securities Sold Short
Common Stock	$(10,963)	$—	$—	$(10,963)

Total Securities Sold Short	$(10,963)	$—	$—	$(10,963)

U.S. Small Cap Fund
Investments in Securities
Common Stock	$13,997	$—	$—	$13,997
Cash Equivalent	621	—	—	621

Total Investments in Securities	$14,618	$—	$—	$14,618

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market closure.

For the year ended January 31, 2017, there was one transfer

between Level 1 and Level 2 assets and liabilities in the International Small Cap Fund. The transfer between Level 1 and Level 2 in the amount of $19 (000) was a result of the

security being halted on January 31, 2017. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund and International Small Cap Fund utilizing international fair value pricing during the year.

For the year ended January 31, 2017, there were no Level 3 securities.

Notes to Financial Statements (continued)

For the year ended January 31, 2017, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2017, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2017, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a

January 31, 2017

nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by the Adviser. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Fixed Income Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2017 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$9,607,018	$7,931,401	1.34%	$107,393

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid monthly for the Diversified Income Fund, the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, and declared and paid annually for the Burkenroad Small Cap Fund, the Diversified International Fund, the Dynamic Asset Allocation Fund, the International Small Cap Fund, the Microcap Fund, the Quantitative Long/Short Fund and the U.S. Small Cap Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Notes to Financial Statements (continued)

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”) is an unincorporated division of Whitney Bank and serves as the investment adviser to the Funds. Whitney Bank, which uses the trade name Hancock Bank, is part of Hancock Holding Company’s family of companies. Hancock Holding Company and its family of companies, including Whitney Bank, are collectively known as “Hancock”. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund as follows:

Assets	Burkenroad Small Cap Fund*	Diversified Income Fund*	Diversified International Fund*	Dynamic Asset Allocation Fund*	International Small Cap Fund*
$0 - $100 million	n/a	n/a	1.00%	n/a	1.10%
Over $100 million	n/a	n/a	0.90%	n/a	1.05%
$0 - $500 million	0.95%	0.70%	n/a	0.70%	1.00%
$501 million - $1 billion	0.90%	0.65%	n/a	0.65%
over $1 billion	0.85%	0.60%	n/a	0.60%

Assets	Louisiana Tax-Free Income Fund*	Microcap Fund*	Mississippi Tax-Free Income Fund*	Quantitative Long/Short Fund*(1)	U.S. Small Cap Fund*
$0 - $500 million	0.60%	1.00%	0.60%	1.20%	0.80%
$501 million - $1 billion	0.55%	0.95%	0.55%	1.15%	0.75%
over $1 billion	0.50%	0.90%	0.50%	1.10%	0.70%

*	Prior to May 31, 2016, the advisory fee was 0.95% for the Burkenroad Small Cap Fund, 0.70% for the Diversified Income Fund, 1.00% for the Diversified International Fund, 0.70% for the Dynamic Asset Allocation Fund, 1.10% for the International Small Cap Fund, 0.60% for the Louisiana Tax-Free Income Fund, 1.00% for the Microcap Fund, 0.60% for the Mississippi Tax-Free Income Fund, 1.20% for the Quantitative Long/Short Fund, and 0.80% for the U.S. Small Cap Fund.
(1)	The advisory fee paid to the Adviser for providing services to the Quantitative Long/Short Fund consists of a basic annual fee rate of 1.20% of the Fund’s average daily net assets for the first $500 million in assets, 1.15% of the Fund’s average daily net assets for the next $500 million in assets, and 1.10% of the Fund’s average daily net assets for assets over $1 billion (the “Basic Fee”), and a potential performance adjustment (“Performance Adjustment”) of 0.40% of the Fund’s average daily net assets during the 12-month period ending on each monthly Performance Adjustment calculation date (a “Performance Period”). The Performance Adjustment is subtracted from the Basic Fee if the Fund’s Institutional Class Shares underperform the S&P Composite 1500 Index by 200 basis points or more during a Performance Period, and is added to the Basic Fee if the Fund’s Institutional Class Shares outperform the S&P Composite 1500 Index by 200 basis points or more during a Performance Period. Because the Performance Adjustment is based on the performance of the Fund relative to the performance of the S&P Composite 1500 Index, the Adviser could receive a positive Performance Adjustment even during Performance Periods when the Fund’s performance is negative.

During the year ended January 31, 2017, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$2,065,417	$(485,280)	$1,580,137	0.92%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Burkenroad Small Cap Fund*	Diversified Income Fund*	Diversified International Fund*	Dynamic Asset Allocation Fund*	International Small Cap Fund*
Institutional Class Shares	1.15%	0.90%	1.50%	1.40%	1.55%
Investor Class Shares	1.40%	1.15%	1.75%	1.65%	1.80%
Class C Shares	n/a	1.90%	2.50%	2.40%	2.55%
Class D Shares	1.65%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund*	Microcap Fund*	Mississippi Tax-Free Income Fund*	Quantitative Long/Short Fund*		U.S. Small Cap Fund*
Institutional Class Shares	0.75%	1.50%	0.75%	1.70	%(1)	1.10%
Investor Class Shares	1.00%	1.75%	1.00%	1.95	%(1)	1.35%
Class C Shares	1.75%	2.50%	1.75%	2.70	%(1)	2.10%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2017.
(1)	The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Investor Class and Class C Shares, respectively, until May 2017 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

January 31, 2017

As of January 31, 2017, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Diversified Income Fund	Dynamic Asset Allocation Fund(1)	International Small Cap Fund(1)
2015	2018	$62,989	n/a	n/a
2016	2019	61,809	$29,071	$31,933
2017	2020	78,178	31,938	26,919

	Total	$202,976	$61,009	$58,852

Fiscal Year	Subject to Repayment until January 31:	Louisiana Tax-Free Income Fund	Microcap Fund(1)
2015	2018	$68,981	n/a
2016	2019	57,806	$29,777
2017	2020	54,749	23,731

	Total	$181,536	$53,508

Fiscal Year	Subject to Repayment until January 31:	Mississippi Tax-Free Income Fund	U.S. Small Cap Fund
2015	2018	$67,635	$86,593
2016	2019	59,268	36,045
2017	2020	58,697	30,209

	Total	$185,600	$152,847

(1)	Commenced operations on May 29, 2015.

The Adviser oversees EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”), the sub-adviser to the Diversified International Fund, and GlobeFlex Capital, L.P. (“GlobeFlex” or the “Sub-Adviser” and, together with EARNEST, the “Sub-Advisers”), the sub-adviser to the International Small Cap Fund to ensure compliance with the investment policies and guidelines of each Fund, and monitors each Sub-Adviser’s adherence to its investment style. The Adviser pays EARNEST out of the advisory fee it receives from the Diversified International Fund and pays GlobeFlex out of the advisory fee it receives from the International Small Cap Fund. The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended January 31, 2017, the Funds were charged as follows for these services:

Fund Name	Administration Fee Charged
Burkenroad Small Cap Fund	$475,765
Diversified Income Fund	36,970
Diversified International Fund	189,227
Dynamic Asset Allocation Fund	1,482
International Small Cap Fund	5,544
Louisiana Tax-Free Income Fund	5,676
Microcap Fund	4,456
Mississippi Tax-Free Income Fund	10,586
Quantitative Long/Short Fund	112,109
U.S. Small Cap Fund	8,525

Transfer Agent and Custodian Agreement

Hancock serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock is paid an annual fee of $12,000 for each class of each Fund and 0.0175% of the average daily net assets of the Funds.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Notes to Financial Statements (continued)

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	—	—	—	—	—
Class C Shares	0.75%	0.75%	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2017, Hancock Investment Securities, Inc. received distribution fees in the amount of $4,801, $1, $1, $1, $1, $1, $1 and $1 for the Burkenroad Small Cap Fund, Dynamic Asset Allocation Fund, International Small Cap Fund, Louisiana Tax-Free Fund, Microcap Fund, Mississippi Tax-Free Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25%	0.25%	0.25%	0.25%
Class D Shares	0.25%	n/a	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	—
Investor Class Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25%	0.25%	0.25%	0.25%	0.25%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2017, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $73,936, $62, $199, $1, $1, $65, $1, $13, $52, and $26 for the Burkenroad Small Cap Fund, Diversified Income Fund, Diversified International Fund, Dynamic Asset Allocation Fund, International Small Cap Fund, Louisiana Tax-Free Fund, Microcap Fund, Mississippi Tax-Free Fund, Quantitative Long/Short Fund and U.S. Small Cap Fund, respectively.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

January 31, 2017

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year ended January 31, 2017 and the year or period ended January 31, 2016.

	Burkenroad Small Cap Fund		Diversified Income Fund		Diversified International Fund		Dynamic Asset Allocation Fund
	2017	2016	2017	2016	2017	2016	2017	05/29/15* to 01/31/16
Institutional Class Shares:
Shares issued	2,466	n/a	843	969	1,128	4,380	64	89
Shares reinvested	—	n/a	39	51	97	135	—	—
Shares redeemed	(182)	n/a	(481)	(1,319)	(5,896)	(8,908)	(2)	(30)

Total Institutional Class Shares Transactions	2,284	n/a	401	(299)	(4,671)	(4,393)	62	59

Investor Class Shares:
Shares issued	2,443	3,643	65	594	63	333	24	203
Shares reinvested	—	86	19	38	3	5	—	—
Shares redeemed	(5,786)	(4,284)	(279)	(800)	(502)	(1,636)	(27)	(156)

Total Investor Class Shares Transactions	(3,343)	(555)	(195)	(168)	(436)	(1,298)	(3)	47

Class C Shares:
Shares issued	n/a	n/a	1	9	1	—	—	28
Shares reinvested	n/a	n/a	2	5	—	—	—	—
Shares redeemed	n/a	n/a	(37)	(30)	(1)	(3)	(6)	—

Total Class C Shares Transactions	n/a	n/a	(34)	(16)	—	(3)	(6)	28

Class D Shares:
Shares issued	193	408	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	—	8	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(557)	(286)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	(364)	130	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	(1,423)	(425)	172	(483)	(5,107)	(5,694)	53	134

“n/a” designates that the Fund does not offer this class.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

	International Small Cap Fund		Louisiana Tax-Free Income Fund		Microcap Fund
	2017	05/29/15* to 01/31/16	2017	2016	2017	05/29/15* to 01/31/16
Institutional Class Shares:
Shares issued	125	574	45	34	127	379
Shares reinvested	1	—	1	1	—	—
Shares redeemed	(70)	(47)	(95)	(47)	(21)	(52)

Total Institutional Class Shares Transactions	56	527	(49)	(12)	106	327

Investor Class Shares:
Shares issued	12	52	41	23	9	86
Shares reinvested	—	—	5	7	—	—
Shares redeemed	(26)	(9)	(124)	(64)	(34)	(15)

Total Investor Class Shares Transactions	(14)	43	(78)	(34)	(25)	71

Class C Shares:
Shares issued	—	—	—	—	—	4
Shares reinvested	—	—	—	—	—	—
Shares redeemed	—	—	—	(2)	(1)	—

Total Class C Shares Transactions	—	—	—	(2)	(1)	4

Net Change in Capital Shares	42	570	(127)	(48)	80	402

	Mississippi Tax-Free Income Fund		Quantitative Long/Short Fund		U.S. Small Cap Fund
	2017	2016	2017	2016	2017	2016
Institutional Class Shares:
Shares issued	27	17	1,646	1,256	219	317
Shares reinvested	—	1	—	109	2	—
Shares redeemed	(11)	(52)	(702)	(401)	(146)	(123)

Total Institutional Class Shares Transactions	16	(34)	944	964	75	194

Investor Class Shares:
Shares issued	89	33	1,869	3,646	15	39
Shares reinvested	10	13	—	97	—	—
Shares redeemed	(192)	(164)	(3,042)	(1,680)	(42)	(56)

Total Investor Class Shares Transactions	(93)	(118)	(1,173)	2,063	(27)	(17)

Class C Shares:
Shares issued	—	8	62	163	1	2
Shares reinvested	—	—	—	6	—	—
Shares redeemed	—	(6)	(74)	(14)	—	(3)

Total Class C Shares Transactions	—	2	(12)	155	1	(1)

Net Change in Capital Shares	(77)	(150)	(241)	3,182	49	176

“n/a” designates that the Fund does not offer this class.

* Commenced operations on May 29, 2015.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

January 31, 2017

5.	Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2017 were as follows (000):

	Burkenroad Small Cap Fund (000)	Diversified Income Fund (000)	Diversified International Fund (000)	Dynamic Asset Allocation Fund (000)	International Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	277,680	48,958	80,855	6,096	7,885
Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	359,412	42,930	179,356	5,102	7,050

	Louisiana Tax-Free Income Fund (000)	Microcap Fund (000)	Mississippi Tax-Free Income Fund (000)	Quantitative Long/Short Fund (000)	U.S. Small Cap Fund (000)
Cost of Security Purchases
U.S. Government Securities	$—	$—	$—	$—	$—
Other	415	11,563	200	129,319	11,244
Proceeds from Sales and Maturities
U.S. Government Securities	$—	$—	$—	$—	$—
Other	2,741	10,136	1,254	131,948	10,547

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(accumulated loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2016, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2017 with tax basis adjustments as of April 30, 2016.

Notes to Financial Statements (continued)

Permanent book and tax differences resulted in the following reclassifications. These differences are due to dividends on short sales, foreign currency transactions, partnership, net operating loss and return of capital distributions as of April 30, 2016 and January 31, 2017. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain/(Loss)	Additional Paid-In- Capital
Burkenroad Small Cap Fund	$343	$(79)	$(264)
Diversified Income Fund	1	(1)	—
Diversified International Fund	(315)	315	—
International Small Cap Fund	(33)	33	—
Microcap Fund	8	1	(9)
Mississippi Tax-Free Income Fund	7	(7)	—
Quantitative Long/Short Fund	493	(65)	(428)
U.S. Small Cap Fund	3	(3)	—

Amounts designated as “—” are $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended January 31, 2017 and January 31, 2016 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax-Exempt		Return of Capital		Totals
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Burkenroad Small Cap Fund	$—	$—	$—	$5,783	$—	$—	$—	$—	$—	$5,783
Diversified Income Fund	1,982	3,217	—	—	—	—	661	381	2,643	3,598
Diversified International Fund	3,005	4,262	—	—	—	—	—	—	3,005	4,262
Dynamic Asset Allocation Fund	14	3	—	—	—	—	—	—	14	3
International Small Cap Fund	129	6	—	—	—	—	—	—	129	6
Louisiana Tax-Free Income Fund	—	—	—	—	237	288	—	—	237	288
Microcap Fund	19	—	—	—	—	—	—	—	19	—
Mississippi Tax-Free Income Fund	2	1	—	—	436	485	—	—	438	486
Quantitative Long/Short Fund	—	—	—	3,829	—	—	—	—	—	3,829
U.S. Small Cap Fund	85	17	—	—	—	—	—	—	85	17

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30, 2017.

Amounts designated as “—” are either $0 or have been rounded to $0.

January 31, 2017

As of April 30, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Burkenroad Small Cap Fund	Diversified Income Fund	Diversified International Fund	Dynamic Asset Allocation Fund	International Small Cap Fund
Undistributed ordinary income	$—	$—	$1,313	$—	$41
Undistributed tax-exempt income	—	—	—	—	—
Undistributed long-term capital gain	—	—	—	—	—
Unrealized appreciation (depreciation)	138,504	124	27,945	34	(68)
Capital Loss Carryforward	(21,784)	(9,211)	(32,990)	(306)	(279)
Post-October Losses	—	—	—	—	—
Post-October Currency Losses	—	—	—	—	—
Late-Year Loss Deferral	(394)	—	—	(2)	—
Other temporary differences	—	(27)	—	—	—

Total distributable earnings (accumulated losses)	$116,326	$(9,114)	$(3,732)	$(274)	$(306)

	Louisiana Tax-Free Income Fund	Microcap Fund	Mississippi Tax-Free Income Fund	Quantitative Long/Short Fund	U.S. Small Cap Fund
Undistributed ordinary income	$—	$—	$—	$—	$5
Undistributed tax-exempt income	1	—	3	—	—
Undistributed long-term capital gain	—	—	—	—	—
Unrealized appreciation (depreciation)	643	389	1,332	6,589	1,032
Capital Loss Carryforward	(451)	(430)	(867)	—	(832)
Post-October Losses	—	—	—	(2,331)	—
Post-October Currency Losses	—	—	—	—	—
Late-Year Loss Deferral	—	(13)	—	—	—
Other temporary differences	—	—	—	—	—

Total distributable earnings (accumulated losses)	$193	$(54)	$468	$4,258	$205

Post-October Losses represent losses realized on investment transactions from November 1, 2015 through April 30, 2016, that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2016 through April 30, 2016 and specified losses realized on investment transactions from November 1, 2015 through April 30, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2016, the Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund utilized capital loss carryforwards to offset realized capital gains in the amount (000) of $69 and $66, respectively.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under

Notes to Financial Statements (continued)

previous law. As of April 30, 2016, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Burkenroad Small Cap Fund	$21,784	$—	$21,784
Diversified Income Fund	6,368	2,843	9,211
Diversified International Fund	3,490	29,500	32,990
Dynamic Asset Allocation Fund	306	—	306
International Small Cap Fund	279	—	279
Louisiana Tax-Free Income Fund	170	281	451
Microcap Fund	430	—	430
Mississippi Tax-Free Income Fund	131	736	867
U.S. Small Cap Fund	832	—	832

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2017 were as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Burkenroad Small Cap Fund	$545,032	$242,455	$(6,827)	$235,628
Diversified Income Fund	53,459	2,472	(462)	2,010
Diversified International Fund	211,547	55,863	(15,667)	40,196
Dynamic Asset Allocation Fund	2,681	141	(33)	108
International Small Cap Fund	8,116	939	(410)	529
Louisiana Tax-Free Income Fund	6,875	317	(39)	278
Microcap Fund	7,346	1,146	(293)	853
Mississippi Tax-Free Income Fund	13,787	589	(64)	525
Quantitative Long/Short Fund	157,302	17,888	(1,857)	16,031
U.S. Small Cap Fund	12,044	2,912	(338)	2,574

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on securities sold short held by the Quantitative Long/Short Fund at January 31, 2017 was as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Quantitative Long/Short Fund	$(11,379)	$593	$(177)	$416

January 31, 2017

7.	Other:

On January 31, 2017, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Burkenroad Small Cap Fund, Institutional Class Shares	5	83
Burkenroad Small Cap Fund, Investor Class Shares	2	44
Burkenroad Small Cap Fund, Class D Shares	1	28
Diversified Income Fund, Institutional Class Shares	3	99
Diversified Income Fund, Investor Class Shares	1	15
Diversified Income Fund, Class C Shares	2	30
Diversified International Fund, Institutional Class Shares	3	74
Diversified International Fund, Investor Class Shares	1	20
Diversified International Fund, Class C Shares	1	26
Dynamic Asset Allocation Fund, Institutional Class Shares	2	96
Dynamic Asset Allocation Fund, Investor Class Shares	3	45
Dynamic Asset Allocation Fund, Class C Shares	1	59
International Small Cap Fund, Institutional Class Shares	3	100
International Small Cap Fund, Class C Shares	2	100
Louisiana Tax-Free Income Fund, Institutional Class Shares	2	99
Louisiana Tax-Free Income Fund, Investor Class Shares	1	16
Louisiana Tax-Free Income Fund, Class C Shares	2	100
Microcap Fund, Institutional Class Shares	2	93
Microcap Fund, Investor Class Shares	1	35
Microcap Fund, Class C Shares	5	90
Mississippi Tax-Free Income Fund, Institutional Class Shares	1	97
Mississippi Tax-Free Income Fund, Class C Shares	1	99
Quantitative Long/Short Fund, Institutional Class Shares	3	66
Quantitative Long/Short Fund, Investor Class Shares	3	67
Quantitative Long/Short Fund, Class C Shares	1	41
U.S. Small Cap Fund, Institutional Class Shares	3	96
U.S. Small Cap Fund, Investor Class Shares	1	52
U.S. Small Cap Fund, Class C Shares	4	59

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund and International Small Cap Fund invest in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for each Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2017, the net assets of the Diversified International Fund and International Small Cap Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

Notes to Financial Statements (concluded)

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10.	Regulatory Matters

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

11.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon U.S. Small Cap Fund (ten of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Microcap Fund, Hancock Horizon Mississippi Tax-Free Income Fund, Hancock Horizon Quantitative Long/Short Fund and Hancock Horizon U.S. Small Cap Fund (ten of the series constituting The Advisors’ Inner Circle Fund II) at January 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 31, 2017

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

January 31, 2017

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2017.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Bishop Street Funds, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust, SEI Catholic Values Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007-2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

January 31, 2017

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (concluded)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS [3] (continued)

RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 33 funds in The Advisors’ Inner Circle Fund II.

January 31, 2017

Other Directorships Held by Officer

None.
None.
None.
None.
None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2016 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2016, each Fund is designating long-term capital gains, tax-exempt interest, ordinary income and return of capital with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)

Burkenroad Small Cap Fund	0.01%	99.99%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Diversified Income Fund	20.41%	0.00%	79.59%	0.00%	100.00%	20.95%	22.83%	0.00%	52.87%	0.00%

Diversified International Fund	0.00%	0.00%	100.00%	0.00%	100.00%	12.92%	100.00%	0.00%	0.00%	0.00%

Dynamic Asset Allocation Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	5.34%	0.00%	0.00%

International Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%

Louisiana Tax-Free Income Fund	0.00%	0.00%	0.08%	99.92%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Microcap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	0.00%	0.49%	99.51%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Quantitative Long/Short Fund	0.00%	100.00%	0.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%

U.S. Small Cap Fund	0.00%	0.00%	100.00%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Notice to Shareholders (unaudited) (concluded)

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended 2016, the total amount of foreign source income is $9,827,155. The total amount of foreign tax paid is $1,049,261. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

The International Small Cap Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended 2016, the total amount of foreign source income is $149,031. The total amount of foreign tax paid is $10,088. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

HHF-AR-001-0900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2017 and 2016) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$322,705	N/A	N/A	$394,190	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: April 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Date: April 7, 2017	President

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Date: April 7, 2017	Treasurer, Controller & CFO